WEALTH BUILDING OPPORTUNITY
ONE Fund(SM)




                                                Semi-Annual Report
                                                --------------------------------
                                                December 31, 2001




                                                ONE Fund, Inc.




[LOGO] Ohio National
       Financial Services(R)

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

In last June's report, we discussed how the market seemed to be stabilizing after a rocky eighteen months. The impact of monetary policy and promised tax cuts were creating a positive environment for corporate earnings, and falling energy prices were helping to create more discretionary dollars available for consumer spending.

Most of that positive momentum was temporarily suspended with the events of September 11. As New York City, Wall Street and the affected support companies for the markets recovered and reorganized, the stock market closed for a week. Upon reopening, the markets dropped significantly, as analysts anticipated, with the Nasdaq(R) Composite ending the week down 16.05 percent and the S&P 500(R) down 11.56 percent. Consumer confidence continued to erode during this time and unemployment continued to rise. Some business news reports even compared this economic period to the recession of 1981-82.

Signs of Recovery

About 10 days later, an interesting turnaround began, which continued through year-end. From September 21 through December 31, the Nasdaq(R) Composite and the S&P 500(R) rose 37.17 percent and 19.34 percent, respectively. While corporate profit disappointments continued through the fourth quarter, the markets, reacting to the Fed's monetary policy and some positive economic data, took the bit in their teeth and turned in a fine fourth quarter.

Looking Ahead

Many economists were feeling more upbeat about the U.S. economy heading into the year 2002. Several key economic indicators indicated that recovery could be coming soon. In fact, the monetary and fiscal stimulus that the economy has received in the last twelve months would lead some to believe that the economy only needs to overcome some inertia before it begins to move.

The unemployment rate in the United States has increased significantly in the last six months as corporations look for ways to create profits by cutting expenses. However, this indicator also shows how mild the current recession is. Economic forecasters are looking at a peak unemployment of somewhere between 6.5 percent and 7 percent sometime during 2002 - much lower than the peak unemployment percentages seen in 1990-91 (7.8 percent), 1981-82 (10.8 percent) and 1973-75 (9 percent).

Further, consumer confidence has climbed back to its pre-September 11 levels. This has been an important indicator during the recession, as it has been consumer spending that has kept the economy going. Corporate spending was slashed during 2000 and 2001, which had a deleterious effect on the technology and business services markets. With inventory levels stabilizing and growing consumer confidence, it is foreseeable that more spendable dollars will enter the marketplace, driving the economy forward.

A Word of Caution

While there are many positive signs pointing to the beginning of an economic recovery, there are no absolutes and another down market is possible. Corporate profits and earnings remain a problem in some people's minds. However, many forecasters believe that the stock market will rise this year, not necessarily at the double-digit rate of the late '90s but at a rather more sedate pace. Common predictions range from a 4-10 percent increase in the S&P 500(R) Index with a comparable rise in the Nasdaq(R) Composite.

In Closing

Thank you for the confidence you have placed in ONE Fund as you pursue your wealth building endeavors. Be assured that we will continue to make every effort to merit your confidence and continued business.
Sincerely,

/s/ JOHN J. PALMER
John J. Palmer
President and Chairman
ONE Fund, Inc.

Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/00

ONE FUND, INC.

MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           AEROSPACE (3.4%)
$500,000   General Dynamics (144A) 2.00% due
            01/14/02............................  $   499,639
                                                  -----------
           AUTOMOTIVE & RELATED (9.4%)
 643,000   American Honda Finance 1.80% due
            01/10/02............................      642,711
 730,000   Ford Motor Credit 2.60% due
            01/15/02............................      729,262
                                                  -----------
                                                    1,371,973
                                                  -----------
           BUSINESS SERVICES (4.2%)
 616,000   Cintas Corp. No. 2 (144A) 2.02% due
            01/25/02............................      615,170
                                                  -----------
           FINANCIAL SERVICES (33.3%)
 486,000   American Express Credit 2.00% due
            01/04/02............................      485,919
 653,000   American General Finance 1.92% due
            01/07/02............................      652,791
 403,000   G. E. Capital 1.84% due 01/24/02.....      402,526
 700,000   Goldman Sachs 1.94% due 01/11/02.....      699,621
 633,000   Household Finance 1.86% due
            01/16/02............................      632,509
 532,000   Merrill Lynch 1.90% due 01/03/02.....      531,943
 379,000   Tyco Capital 1.83% due 01/22/02......      378,595
 692,000   Wal-Mart Funding (144A) 1.80% due
            02/05/02............................      690,788
 403,000   Wells Fargo Fin. Inc. 2.06% due
            01/18/02............................      402,648
                                                  -----------
                                                    4,877,340
                                                  -----------
           FOOD & BEVERAGES (16.8%)
 614,000   Coca Cola Co. 1.83% due 01/17/02.....      613,501
 638,000   Kraft Foods 1.72% due 01/31/02.......      637,086
 508,000   Nestle Capital (144A) 1.74% due
            01/09/02............................      507,804
 691,000   Philip Morris 1.76% due 01/11/02.....      690,662
                                                  -----------
                                                    2,449,053
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           INSURANCE SERVICES (4.5%)
$655,000   Allstate Corp. (144A) 1.75% due
            01/17/02............................  $   654,491
                                                  -----------
           MEDIA & PUBLISHING (11.9%)
 592,000   Gannett Co. (144A) 1.85% due
            01/08/02............................      591,787
 588,000   Tribune Co. (144A) 2.07% due
            01/23/02............................      587,256
 567,000   Washington Post (144A) 1.91% due
            01/25/02............................      566,278
                                                  -----------
                                                    1,745,321
                                                  -----------
           MEDICAL & RELATED (4.7%)
 694,000   Amgen (144A) 1.78% due 01/15/02......      693,520
                                                  -----------
           OIL, ENERGY & NATURAL GAS (3.7%)
 542,000   Texaco Inc. 1.88% due 01/02/02.......      541,972
                                                  -----------
           TELECOMMUNICATIONS & CELLULAR (8.4%)
 575,000   Bell South Corp. (144A) 1.75% due
            01/28/02............................      574,245
 657,000   SBC Communications (144A) 2.00% due
            02/07/02............................      655,650
                                                  -----------
                                                    1,229,895
                                                  -----------
           TOTAL SHORT-TERM NOTES (100.3%) (COST
            $14,678,374)........................  $14,678,374
                                                  -----------
           TOTAL HOLDINGS (100.3%) (COST
            $14,678,374) (a)....................  $14,678,374
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.3%).................      (53,499)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $14,624,875
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $5,457,585 or 37.3% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
   (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at amortized
    cost (note 1) (cost $14,678,374)........  $14,678,374
  Cash in bank..............................       10,942
  Other.....................................          512
                                              -----------
    Total assets............................   14,689,828
                                              -----------
Liabilities:
  Payable for investment management services
    (note 3)................................        7,578
  Accrued 12b-1 fees (note 5)...............        4,615
  Accrued registration expense..............       12,707
  Accrued transfer agent expense............       13,904
  Other accrued expenses....................        9,668
  Dividends payable.........................       16,481
                                              -----------
    Total liabilities.......................       64,953
                                              -----------
Net assets at market value..................  $14,624,875
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $    14,628
  Paid-in capital in excess of par value....   14,610,247
                                              -----------
Net assets at market value..................  $14,624,875
                                              ===========
Shares outstanding..........................   14,624,875
Net asset value per share...................  $      1.00
                                              ===========
Maximum offering price per share............  $      1.00
                                              ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest.....................................  $214,766
                                                 --------
Expenses:
  Management fees (note 3).....................    21,252
  12b-1 fees (note 5)..........................    10,626
  Custodian fees (note 3)......................     2,751
  Directors' fees (note 3).....................     1,295
  Professional fees............................     2,515
  Transfer agent & accounting fees.............    29,738
  Filing fees..................................     9,712
  Printing, proxy and postage fees.............     3,591
  Other........................................     1,644
                                                 --------
    Total expenses.............................    83,124
                                                 --------
    Less expenses voluntarily reduced or
      reimbursed (note (3).....................   (13,070)
                                                 --------
    Net expenses...............................    70,054
                                                 --------
    Net investment income......................   144,712
                                                 --------
    Net increase in net assets from
      operations...............................  $144,712
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                              DECEMBER 31, 2001   JUNE 30, 2001
                                                              -----------------   -------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $   144,712      $    705,623
                                                                 -----------      ------------
      Net increase in assets from operations................         144,712           705,623
                                                                 -----------      ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (144,712)         (702,573)
  Return of capital.........................................               0            (3,050)
                                                                 -----------      ------------
      Total dividends and distributions.....................        (144,712)         (705,623)
                                                                 -----------      ------------
From capital share transactions (note 4):
  Received from shares sold.................................       3,029,129        12,396,462
  Received from dividends reinvested........................          78,055           389,881
  Capital adjustment........................................          (2,905)                0
  Paid for shares redeemed..................................      (3,405,655)      (12,794,613)
                                                                 -----------      ------------
    Decrease in net assets derived from capital share
     transactions...........................................        (301,376)           (8,270)
                                                                 -----------      ------------
      Decrease in net assets................................        (301,376)           (8,270)
Net Assets:
  Beginning of period.......................................      14,926,251        14,934,521
                                                                 -----------      ------------
  End of period.............................................     $14,624,875      $ 14,926,251
                                                                 ===========      ============

 FINANCIAL HIGHLIGHTS

                                                                                             YEARS ENDED JUNE 30,
                                                              SIX MONTHS ENDED      ---------------------------------------
                                                              DECEMBER 31, 2001      2001       2000       1999       1998
                                                              -----------------     ------     ------     ------     ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $ 1.00           $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment operations:
  Net investment income.....................................         0.01             0.05       0.05       0.04       0.05
  Less distributions:
    Distributions from net investment income................        (0.01)           (0.05)     (0.05)     (0.04)     (0.05)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $ 1.00           $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                                   ======           ======     ======     ======     ======
Total return................................................         0.99%(b)         4.96%      4.98%      4.44%      4.87%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.00%(a)         1.07%      0.94%      0.88%      0.88%
  Net investment income.....................................         2.06%(a)         4.85%      4.83%      4.36%      4.81%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.18%(a)         1.27%      1.08%      1.03%      1.03%
Net assets at end of period (millions)......................       $ 14.6           $ 14.9     $ 14.9     $ 16.8     $ 16.4

---------------

(a) Annualized.

(b) Calculated on an aggregate basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     6.34%           3.15%
Three-year                   3.56%           2.52%
Five-year                    5.10%           4.46%
Since inception
  (8/18/92)                  5.54%           5.22%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of ..15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The One Fund Income Portfolio which consists primarily of corporate bonds with an average rating of BBB, underperformed compared to its benchmark. For the six month period ending December 31, 2001, the One Fund Income Portfolio returned 2.62% versus 4.75% for the Merrill Lynch Corporate Bond Index.

The portfolio's performance suffered from the bankruptcy of an individual bond involved in railroad maintenance and servicing during the year. Unfortunately, this loss appears to be permanent and will not be recovered in later periods. Outside of this issue, the portfolio is strong and we expect good performance in the year 2002 with an improved economic outlook.

 CHANGE IN VALUE OF $10,000 INVESTMENT

              [GRAPH]

                                                            INCOME PORTFOLIO (WITH MAX. SALES
                                                              CHARGE) (COMMENCED OPERATIONS     LEHMAN BROS. GOVT./CORPORATE BOND
                                                                    AUGUST 18, 1992)                  INDEX - INTERMEDIATE
                                                            ---------------------------------   ---------------------------------
8/92                                                             $          9700                      $        10000
'92                                                                       9757.2                               10103
                                                                         10826.6                             10858.6
'93                                                                      11050.7                             11213.7
                                                                         10408.7                             10874.9
'94                                                                      10449.3                             10987.9
                                                                         11620.6                               12236
'95                                                                      12201.7                             12994.7
                                                                         12150.4                               12890
'96                                                                      12771.3                             13526.3
                                                                         13158.3                             13967.4
'97                                                                      13809.6                             14689.2
                                                                         14281.9                             15243.8
'98                                                                      14738.9                             15909.3
                                                                         14659.3                             15787.3
'99                                                                      14619.8                             15941.8
                                                                         14915.1                             16336.9
'00                                                                      15395.4                             17431.6
                                                                         15952.7                             18378.1
'01                                                                      16370.6                             19251.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  US Treasury Note 6.375% 08/15/02          9.1
 2.  Texas Utilities Electric Co.
       7.480% 01/01/17                         5.5
 3.  ITT Corp. 6.750% 11/15/05                 5.2
 4.  Watson Pharmaceuticals 7.125%
       05/15/08                                5.1
 5.  Mirage Resorts Inc. 6.750%
       02/01/08                                5.0
 6.  Delta Air Lines 7.700% 12/15/05           4.9
 7.  El Paso Electric Co. 8.900%
       02/01/06                                4.8
 8.  Santa Fe PFC GLD 8.375% 07/01/05          4.6
 9.  ITT Rayonier Inc. 7.500% 10/15/02         4.6
10.  Computer Sciences Corp. 7.375%
       06/15/11                                4.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  Utilities                                14.9
 2.  Hotel/Lodging                            13.4
 3.  Transportation & Equipment                9.5
 4.  Computer & Related                        9.2
 5.  Government                                9.1

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.

INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (9.1%)
$500,000   U.S. Treasury Note 6.375% 08/15/02....  $  514,395
                                                   ----------
           CHEMICALS (6.4%)
 250,000   Lyondell Chemicals Inc. 9.625%
            05/01/07.............................     253,125
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................     109,500
                                                   ----------
                                                      362,625
                                                   ----------
           COMMUNICATIONS (2.0%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     110,379
                                                   ----------
           COMPUTER & RELATED (9.2%)
 250,000   Computer Sciences Corp. 7.375%
            06/15/11.............................     260,800
 250,000   IBM Corp. 7.250% 11/01/02.............     259,343
                                                   ----------
                                                      520,143
                                                   ----------
           DRUGS (5.1%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     288,745
                                                   ----------
           FOOD & RELATED (4.5%)
 250,000   IBP Inc. 7.950% 02/01/10..............     253,439
                                                   ----------
           FORESTRY & PAPER PRODUCTS (4.6%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     259,309
                                                   ----------
           HOTEL/LODGING (13.4%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     180,863
 300,000   ITT Corp. 6.750% 11/15/05.............     291,386
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     284,578
                                                   ----------
                                                      756,827
                                                   ----------
           MACHINERY (3.7%)
 200,000   Briggs & Stratton (144A) 8.875%
            03/15/11.............................     210,000
                                                   ----------
           MEDICAL & RELATED (4.5%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     253,750
                                                   ----------
           METALS & MINING (4.6%)
 250,000   Santa Fe Pacific Gold 8.375%
            07/01/05.............................     259,218
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (5.4%)
$200,000   PDV America, Inc. 7.875% 08/01/03.....  $  204,713
 100,000   Seagull Energy Inc. 7.875% 08/01/03...     101,000
                                                   ----------
                                                      305,713
                                                   ----------
           TRANSPORTATION & EQUIPMENT (9.5%)
 200,000   ABC Rail Product Corp. 10.500%
            12/31/04.............................          20
 300,000   Delta Airlines 7.700% 12/15/05........     273,891
 250,000   Illinois Central Gulf Railroad 6.750%
            05/15/03.............................     262,196
                                                   ----------
                                                      536,107
                                                   ----------
           UTILITIES (14.9%)
 250,000   El Paso Electric Co. 8.900%
            02/01/06.............................     272,334
 200,000   Niagra Mohawk Power Corp. 7.750%
            10/01/08.............................     214,151
  45,880   Puget Power 6.450% 04/11/05...........      47,424
 300,000   Texas Utilities Electric Co. 7.480%
            01/01/17.............................     308,082
                                                   ----------
                                                      841,991
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (96.9%)
            (COST $5,773,087)....................  $5,472,641
                                                   ----------

  FACE                                               MARKET
 AMOUNT    SHORT-TERM NOTES                          VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.3%)
$128,000   American Express Credit 1.612% due
            01/02/02.............................  $  127,994
                                                   ----------
           TOTAL SHORT-TERM NOTES (2.3%) (COST
            $127,994)............................  $  127,994
                                                   ----------
           TOTAL HOLDINGS (99.2%) (COST
            $5,901,081) (a)......................  $5,600,635
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (0.8%)...............................      42,785
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $5,643,420
                                                   ==========

---------------

   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $210,000 or 3.7% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $5,901,081)...............  $5,600,635
  Cash in bank...............................         319
  Dividends and accrued interest
    receivable...............................     113,524
                                               ----------
    Total assets.............................   5,714,478
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       8,329
  Accrued 12b-1 fees (note 5)................       2,830
  Accrued audit expense......................       4,793
  Accrued registration expense...............       8,650
  Accrued transfer agent expense.............       6,904
  Other accrued expenses.....................      12,810
  Dividends payable..........................      26,742
                                               ----------
    Total liabilities........................      71,058
                                               ----------
Net assets at market value...................  $5,643,420
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      608
  Paid-in capital in excess of par value.....   5,943,636
  Accumulated net realized loss on
    investments..............................        (378)
  Net unrealized depreciation on
    investments..............................    (300,446)
                                               ----------
Net assets at market value...................  $5,643,420
                                               ==========
Shares outstanding...........................     607,726
Net asset value per share....................  $     9.29
                                               ==========
Maximum offering price per share
  ($9.29/97%)................................  $     9.57
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest.....................................  $218,435
                                                 --------
Expenses:
  Management fees (note 3).....................    14,334
  12b-1 fees (note 5)..........................     7,227
  Custodian fees (note 3)......................     2,545
  Directors' fees (note 3).....................       484
  Professional fees............................     4,132
  Transfer agent & accounting fees.............    16,104
  Filing fees..................................     3,623
  Printing, proxy and postage fees.............     1,342
  Other........................................       384
                                                 --------
    Total expenses.............................    50,175
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................    (5,731)
                                                 --------
    Net expenses...............................    44,444
                                                 --------
    Net investment income......................   173,991
                                                 --------
  Realized and unrealized gain (loss) on
    investments:
    Net realized gain from investments.........     4,151
    Change in unrealized appreciation
      (depreciation) on investments............   (27,174)
                                                 --------
      Net loss on investments..................   (23,023)
                                                 --------
      Net increase in net assets from
         operations............................  $150,968
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                              DECEMBER 31, 2001   JUNE 30, 2001
                                                              -----------------   -------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $  173,991        $  356,680
  Realized gain on investments..............................          4,151            18,789
  Unrealized appreciation (depreciation) on investments.....        (27,174)           10,459
                                                                 ----------        ----------
      Net increase in assets from operations................        150,968           385,928
                                                                 ----------        ----------
Dividends and distributions to shareholders:
    Dividends paid from net investment income...............       (173,991)         (356,680)
                                                                 ----------        ----------
From capital share transactions (note 4):
  Received from shares sold.................................         37,000            83,175
  Received from dividends reinvested........................         21,007            53,594
  Paid for shares redeemed..................................       (103,819)         (276,237)
                                                                 ----------        ----------
    Decrease in net assets derived from capital share
     transactions...........................................        (45,812)         (139,468)
                                                                 ----------        ----------
         Decrease in net assets.............................        (68,835)         (110,220)
Net Assets:
  Beginning of period.......................................      5,712,255         5,822,475
                                                                 ----------        ----------
  End of period.............................................     $5,643,420        $5,712,255
                                                                 ==========        ==========

 FINANCIAL HIGHLIGHTS

                                                                                             YEARS ENDED JUNE 30,
                                                              SIX MONTHS ENDED      ---------------------------------------
                                                              DECEMBER 31, 2001      2001       2000       1999       1998
                                                              -----------------     ------     ------     ------     ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $ 9.33           $ 9.28     $ 9.69     $ 9.99     $ 9.75
Income (loss) from investment operations:
  Net investment income.....................................         0.28             0.58       0.57       0.57       0.59
  Net realized & unrealized gain (loss) on investments......        (0.04)            0.05      (0.41)     (0.30)      0.24
                                                                   ------           ------     ------     ------     ------
    Total income from investment operations.................         0.24             0.63       0.16       0.27       0.83
                                                                   ------           ------     ------     ------     ------
Less distributions:
    Distributions from net investment income................        (0.28)           (0.58)     (0.57)     (0.57)     (0.59)
      Total distributions...................................        (0.28)           (0.58)     (0.57)     (0.57)     (0.59)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $ 9.29           $ 9.33     $ 9.28     $ 9.69     $ 9.99
                                                                   ======           ======     ======     ======     ======
Total return................................................         6.34%(b)         6.95%      1.75%      2.65%      8.56%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.55%(a)         1.57%      1.51%      1.40%      1.39%
  Net investment income.....................................         6.07%(a)         6.19%      6.01%      5.70%      5.91%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.75%(a)         1.81%      1.66%      1.55%      1.54%
Portfolio turnover rate.....................................            0%              17%        10%         4%        40%
Net assets at end of period (millions)......................       $  5.6           $  5.7     $  5.8     $  6.4     $  6.9

---------------

(a) Annualized.

(b) Calculated on an annual basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver in whole or in part, without prior notice.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                     (9.65)%        (15.57)%
Three-year                   (1.77)%         (3.97)%
Five-year                     3.84%           2.44%
Since inception
  (8/18/92)                   7.85%           7.07%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of ..15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The last six months have been another roller-coaster ride for equity and fixed income investors. U.S. corporate bonds strongly out-performed the stock market during the second half of 2001 as investors sought a safe haven from the volatility in the equity markets. During the third quarter of calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies. For the six month period ending December 31, 2001, the One Fund Income & Growth Portfolio returned (3.02)% versus (2.46)% for the S&P 500 Index and the Merrill Lynch Corporate Bond Index combined. (75/25 split). Large growth companies that the Portfolio primarily invests in were down an average 7.6% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The Portfolio had increased its cash and bond weightings before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management, somewhat, by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names and fixed income positions were reduced to allow for participation in the upswing in the market. However, because of poor earnings visibility and the general malaise in the market, management was reluctant to fully commit to the notion that the economy was on track again.

At the end of 2001, the Portfolio was over weighted relative to the S&P 500 Index in consumer staples, financials, industrials and utilities. The Portfolio was under weighted in consumer discretionary, energy, information technology and transportation. The Portfolio ended the year with approximately 3.8% of the Portfolio in cash and 23.7% in U.S. corporate and government bonds.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has outperformed the S&P 500 over the last ten years. It is management's intention to have Suffolk manage the equity portion of the Portfolio after the transaction closes in early 2002. As a result, the Portfolio was in the process of being realigned at the end of 2001 to resemble Suffolk's holdings. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you for your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

              [GRAPH]

                                             INCOME & GROWTH PORTFOLIO
                                             (WITH MAX. SALES CHARGE)
                                               (COMMENCED OPERATIONS       S&P 500 ML CORP. BOND     RUSSELL 3000 LB GOV'T/CREDIT
                                                 AUGUST 18, 1992)             COMBINED INDEX             INT. COMBINED INDEX
                                             -------------------------     ---------------------     ----------------------------
8/92                                               $     9500                  $    10000               $        10000
'92                                                   9487.65                     10460.3                      10622.2
                                                      10686.9                     11069.9                      11192.6
'93                                                   11146.4                     11572.7                      11712.2
                                                      10766.3                     11184.7                      11263.5
'94                                                   11066.7                     11897.8                      11660.1
                                                      12856.2                     14016.3                      13569.5
'95                                                     13796                     15707.6                      15178.7
                                                      14725.8                     16782.2                      16216.8
'96                                                   15976.1                     18416.7                      17121.5
                                                      18016.2                       21237                      19395.5
'97                                                   19635.9                     23140.7                      21286.7
                                                      20682.5                     26274.7                      23742.3
'98                                                   20359.8                     28326.4                      25363.2
                                                      21660.8                     30684.9                        27336
'99                                                   22637.7                     32411.8                      31412.9
                                                      24385.3                     32556.7                      31924.3
'00                                                   21356.7                     31326.5                      33936.1
                                                      19823.3                     30367.6                      38503.2
'01                                                   19224.6                     29620.5                      37512.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  Citigroup, Inc.                           2.9
 2.  Tyco International Ltd.                   2.7
 3.  Metris Companies Inc.                     2.7
 4.  El Paso Corp.                             2.5
 5.  General Electric Co.                      2.4
 6.  American International Group              2.4
 7.  Pfizer Inc.                               2.3
 8.  JP Morgan Chase & Co.                     2.1
 9.  S&P 500 Depositary Receipt                2.0
10.  Kraft Foods Inc.                          2.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  Oil, Energy & Natural Gas                 8.0
 2.  Food & Beverages                          6.6
 3.  Drugs                                     6.3
 4.  Banking                                   5.0
 5.  Consumer Products                         4.9

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AEROSPACE (1.1%)
   1,000   Northop Grumman Corp. ................  $  100,810
                                                   ----------
           AUTOMOTIVE & RELATED (0.9%)
   5,000   *Ford Motor Co. ......................      78,600
                                                   ----------
           BANKING (5.0%)
   4,000   Fleet Boston Financial................     146,000
   5,000   JP Morgan Chase & Co. ................     181,750
   3,000   Mellon Financial Corp. ...............     112,860
                                                   ----------
                                                      440,610
                                                   ----------
           CHEMICALS (1.3%)
   2,000   Praxair...............................     110,500
                                                   ----------
           COMPUTER & RELATED (1.5%)
   3,000   Hewlett Packard Co. ..................      61,620
   1,000   *Microsoft Corp. .....................      66,250
                                                   ----------
                                                      127,870
                                                   ----------
           CONGLOMERATES (1.0%)
   2,000   Textron Inc. .........................      82,920
                                                   ----------
           CONSUMER PRODUCTS (4.9%)
   2,000   Johnson & Johnson Co. ................     118,200
   9,000   Metris Companies Inc. ................     231,390
   1,000   Procter & Gamble Co. .................      79,130
                                                   ----------
                                                      428,720
                                                   ----------
           DIVERSIFIED MANUFACTURING (1.6%)
   1,000   *SPX Corp. ...........................     136,900
                                                   ----------
           DRUGS (6.3%)
   2,000   Amerisource Bergen Corp. .............     127,100
   2,000   Bristol-Meyer/Squibb..................     102,000
   2,000   Merck & Co. ..........................     117,600
   5,000   Pfizer Inc. ..........................     199,250
                                                   ----------
                                                      545,950
                                                   ----------
           ELECTRICAL EQUIPMENT (2.4%)
   5,300   General Electric Co. .................     212,424
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (2.4%)
   4,000   Intel Corp. ..........................     125,800
   3,000   Texas Instruments.....................      84,000
                                                   ----------
                                                      209,800
                                                   ----------
           ENVIRONMENTAL SERVICES (1.1%)
   3,000   Waste Management Inc. ................      95,730
                                                   ----------
           FINANCIAL SERVICES (4.7%)
   3,000   American Express Credit...............     107,070
   5,000   Citigroup Inc. .......................     252,400
   1,500   Franklin Resources Inc. ..............      52,905
                                                   ----------
                                                      412,375
                                                   ----------
           FOOD & BEVERAGES (6.6%)
   7,350   Archer Daniels Midland................     105,473
   6,000   Dole Food Co. ........................     160,980
   5,000   *Kraft Foods Inc. ....................     170,150
   3,000   Philip Morris Cos. Inc. ..............     137,550
                                                   ----------
                                                      574,153
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           INSURANCE SERVICES (2.4%)
   2,687   American Intl. Group..................  $  213,348
                                                   ----------
           MEDICAL & RELATED (2.9%)
   3,000   Becton Dickinson Co. .................      99,450
   3,000   Medtronic Inc. .......................     153,630
                                                   ----------
                                                      253,080
                                                   ----------
           METALS & MINING (1.2%)
   3,000   Alcoa Inc. ...........................     106,650
                                                   ----------
           MULTIMEDIA (1.9%)
   3,689   *Viacom Inc. CL B.....................     162,869
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.0%)
   1,500   ChevronTexaco Corp. ..................     134,415
   4,920   EL Paso Corp. ........................     219,481
   2,000   EOG Resources Inc. ...................      78,220
   2,000   USX Marathon Group....................      60,000
   8,000   Williams Cos..........................     204,160
                                                   ----------
                                                      696,276
                                                   ----------
           RETAIL (3.3%)
   3,500   Target Corp. .........................     143,675
   2,500   Wal-Mart Stores Inc. .................     143,875
                                                   ----------
                                                      287,550
                                                   ----------
           SCIENTIFIC TECHNOLOGY (1.3%)
   4,000   Fisher Scientific Int'l...............     116,800
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (2.7%)
  10,000   Qwest Communications..................     141,300
   2,000   Verizon Communications................      94,920
                                                   ----------
                                                      236,220
                                                   ----------
           UTILITIES (0.6%)
   3,000   *Calpine Corporation..................      50,370
                                                   ----------
           TOTAL U.S. COMMON STOCK (65.1%) (COST
            $5,063,513)..........................  $5,680,525
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           BERMUDA (2.7%)
           MANUFACTURING (2.7%)
   4,000   Tyco International Ltd. ..............  $  235,600
                                                   ----------
           CANADA (0.3%)
           TELECOMMUNICATIONS & CELLULAR (0.3%)
   4,000   Nortel Networks Corp. ................      30,000
                                                   ----------
           MEXICO (1.6%)
           TELECOMMUNICATIONS & CELLULAR (1.6%)
   4,000   Telefonos De Mexico ADR...............     140,080
                                                   ----------
           UNITED KINGDOM (1.5%)
           ADVERTISING (1.5%)
   2,505   WPP Group ADR.........................     135,019
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (6.1%)
            (COST $696,490)......................  $  540,699
                                                   ----------
           TOTAL COMMON STOCK (71.2%) (COST
            $5,760,003)..........................  $6,221,224
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES             DEPOSITORY RECEIPTS              VALUE
-------------------------------------------------------------
           UNIT INVESTMENT TRUST (2.0%)
   1,500   S&P 500 Depository Receipt............  $  171,345
                                                   ----------
           TOTAL DEPOSITORY RECEIPT (2.0%) (COST
            $207,226)............................  $  171,345
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (1.4%)
   4,000   National Australia Bank Ltd. Conv.....  $  120,000
                                                   ----------
           TOTAL PREFERRED STOCK (1.4%) (COST
            $100,000)............................  $  120,000
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (3.4%)
$200,000   US Treasury Note 5.000% 02/15/11......  $  199,453
 100,000   US Treasury Note 5.000% 08/15/11......      99,781
                                                   ----------
                                                      299,234
                                                   ----------
           BUSINESS SERVICES (1.1%)
 100,000   Cendant Corp. 7.750% 12/01/03.........     101,725
                                                   ----------
           CABLE TV (1.3%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     110,379
                                                   ----------
           FINANCIAL SERVICES (1.8%)
 155,000   Equifax Inc. 6.500% 06/15/03..........     161,210
                                                   ----------
           FORESTRY & PAPER PRODUCTS (3.0%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     259,309
                                                   ----------
           OIL, ENERGY & NATURAL GAS (7.2%)
 200,000   Nabors Industries Pool Energy 8.625%
            due 04/01/08.........................     214,037
 300,000   PDV America Inc. 7.875% 08/01/03......     307,070
 100,000   R&B Falcon Corp. Series B 6.750%
            04/15/05.............................     103,092
                                                   ----------
                                                      624,199
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUST (2.1%)
$180,000   Trinet Corp. Realty/Starwood 6.75% due
            03/01/03.............................  $  179,003
                                                   ----------
           RESTAURANTS (1.2%)
 100,000   Tricon Global Restaurants 7.450%
            05/15/05.............................     102,000
                                                   ----------
           UTILITIES (1.2%)
 100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08......................     107,076
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (22.3%)
            (COST $1,891,452)....................  $1,944,135
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (8.3%)
$361,000   General Electric Capital 1.87% due
            01/03/02.............................  $  360,968
 363,000   Household Finance 1.70% due
            01/02/02.............................     362,983
                                                   ----------
           TOTAL SHORT-TERM NOTES (8.3%) (COST
            $723,951)............................  $  723,951
                                                   ----------
           TOTAL HOLDINGS (105.2%) (COST
            $8,682,632) (a)......................  $9,180,655
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-5.2%)..............................    (456,630)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $8,724,025
                                                   ==========

---------------

  * Non-income producing securities.

(a) Represents cost for federal income tax and financial reporting purposes. See note 1.

ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $8,682,632)...............  $9,180,655
  Cash in bank...............................          81
  Receivable for securities sold.............      82,687
  Dividends and accrued interest
    receivable...............................      43,368
                                               ----------
    Total assets.............................   9,306,791
                                               ----------
Liabilities:
  Payable for securities purchased...........     488,384
  Payable for investment management services
    (note 3).................................      20,162
  Accrued 12b-1 fees (note 5)................       5,300
  Accrued audit expense......................       2,627
  Accrued registration expense...............      17,599
  Accrued transfer agent expense.............      23,794
  Other accrued expenses.....................      24,900
                                               ----------
    Total liabilities........................     582,766
                                               ----------
Net assets at market value...................  $8,724,025
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      843
  Paid-in capital in excess of par value.....   8,239,120
  Accumulated net realized loss on
    investments..............................     (13,668)
  Net unrealized appreciation on
    investments..............................     498,023
  Distributions in excess of net investment
    income...................................        (293)
                                               ----------
Net assets at market value...................  $8,724,025
                                               ==========
Shares outstanding...........................     843,093
Net asset value per share....................  $    10.35
                                               ==========
Maximum offering price per share
  ($10.35/95%)...............................  $    10.89
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest....................................  $  78,848
  Dividends...................................     47,590
                                                ---------
    Total investment income...................    126,438
                                                ---------
Expenses:
  Management fees (note 3)....................     21,845
  12b-1 fees (note 5).........................     11,017
  Custodian fees (note 3).....................      2,594
  Directors' fees (note 3)....................      1,054
  Professional fees...........................      2,972
  Transfer agent & accounting fees............     24,829
  Filing fees.................................      7,901
  Printing, proxy and postage fees............      2,924
  Other.......................................        371
                                                ---------
    Total expenses............................     75,507
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (7,844)
                                                ---------
    Net expenses..............................     67,663
                                                ---------
    Net investment income.....................     58,775
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........   (281,487)
  Change in unrealized appreciation
    (depreciation) on investments.............    (54,911)
                                                ---------
    Net loss on investments...................   (336,398)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(277,623)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              DECEMBER 31, 2001    JUNE 30, 2001
                                                              -----------------    -------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $   58,775         $   101,786
  Realized gain (loss) on investments.......................       (281,487)            350,862
  Unrealized appreciation (depreciation) on investments.....        (54,911)         (2,610,754)
                                                                 ----------         -----------
      Net decrease in assets from operations................       (277,623)         (2,158,106)
                                                                 ----------         -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (59,242)           (101,722)
  Capital gains distributions...............................        (83,043)         (1,282,931)
                                                                 ----------         -----------
      Total dividends and distributions.....................       (142,285)         (1,384,653)
                                                                 ----------         -----------
From capital share transactions (note 4):
  Received from shares sold.................................        163,791             572,769
  Received from dividends reinvested........................        125,022           1,310,376
  Capital adjustment........................................         (4,590)                  0
  Paid for shares redeemed..................................       (404,996)         (1,640,585)
                                                                 ----------         -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       (120,773)            242,560
                                                                 ----------         -----------
         Decrease in net assets.............................       (540,681)         (3,300,199)
Net Assets:
  Beginning of period.......................................      9,264,706          12,564,905
                                                                 ----------         -----------
  End of period (a).........................................     $8,724,025         $ 9,264,706
                                                                 ==========         ===========
  (a) Includes undistributed (distributions in excess of)
    net investment income of................................     $     (293)        $       175
                                                                 ==========         ===========

 FINANCIAL HIGHLIGHTS

                                                                                           YEARS ENDED JUNE 30,
                                                              SIX MONTHS ENDED     -------------------------------------
                                                              DECEMBER 31, 2001     2001       2000      1999      1998
                                                              -----------------    -------    ------    ------    ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $10.85          $ 15.32    $15.51    $15.85    $14.89
Income (loss) from investment operations:
  Net investment income.....................................         0.07             0.12      0.14      0.35      0.42
  Net realized & unrealized gain (loss) on investments......        (0.40)           (2.81)     1.64      0.33      1.73
                                                                   ------          -------    ------    ------    ------
    Total income (loss) from investment operations..........        (0.33)           (2.69)     1.78      0.68      2.15
                                                                   ------          -------    ------    ------    ------
Less distributions:
  Distributions from net investment income..................        (0.07)           (0.12)    (0.14)    (0.35)    (0.42)
  Distributions from net realized capital gains.............        (0.10)           (1.66)    (1.83)    (0.67)    (0.77)
                                                                   ------          -------    ------    ------    ------
    Total distributions.....................................        (0.17)           (1.78)    (1.97)    (1.02)    (1.19)
                                                                   ------          -------    ------    ------    ------
Net asset value, end of period..............................       $10.35          $ 10.85    $15.32    $15.51    $15.85
                                                                   ======          =======    ======    ======    ======
Total return................................................        (9.65)%(b)      (18.71)%   12.58%     4.73%    14.77%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.55%(a)         1.48%     1.35%     1.30%     1.20%
  Net investment income.....................................         1.35%(a)         0.96%     0.91%     2.33%     2.65%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.73%(a)         1.67%     1.50%     1.45%     1.35%
Portfolio turnover rate.....................................           48%              69%       64%       49%       39%
Net assets at end of period (millions)......................       $  8.7          $   9.3    $ 12.6    $ 13.3    $ 16.1

---------------

(a) Annualized.

(b) Calculated on an annual basis, not annualized.

(c) The advisor has elected to waive management fees equal to 015% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements

ONE FUND, INC.
GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (18.57)%        (22.64)%
Three-year                   (4.62)%         (6.24)%
Five-year                     0.77%          (0.26)%
Since inception
  (8/18/92)                   7.56%           6.97%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of ..15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The last six months have been another roller-coaster ride for equity investors. During the third quarter of calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies. For the six month period ending December 31, 2001, the ONE Fund Growth Portfolio was down (8.43)% versus (5.55)% for the S&P 500 Index. Large growth companies that the Portfolio primarily invests in were down an average 7.6% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The Portfolio had increased its cash weighting before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management, somewhat, by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names were reduced to allow for participation in the upswing in the market. However, because of poor earnings visibility and the general malaise in the market, management was reluctant to fully commit to the notion that the economy was on track again.

At the end of 2001, the Portfolio was over weighted relative to the S&P 500 Index in consumer discretionary, financials, industrials and utilities. The Portfolio was under weighted in consumer staples, energy, health care, information technology and transportation. The Portfolio ended the year with approximately 3.6% of the Portfolio in cash.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has out performed the S&P 500 Index over the last ten years. It is management's intention to have Suffolk manage the portfolio after the transaction closes in early 2002. As a result, the portfolio was in the process of being realigned at the end of 2001 to resemble Suffolk's holdings. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you or your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

             [GRAPH]

                                              GROWTH PORTFOLIO (WITH MAX.
                                               SALES CHARGE) (COMMENCED
                                              OPERATIONS AUGUST 18, 1992)         S&P 500 INDEX            RUSSELL 3000 INDEX
                                              ---------------------------         -------------            ------------------
8/92                                              $        9500                 $      10000                $      10000
'92                                                     10178.3                        10626                       10846
                                                        11227.7                      11138.2                     11389.4
'93                                                     11917.1                      11687.3                     12026.1
                                                        11547.6                      11287.6                     11502.9
'94                                                     11987.6                      11840.7                       12047
                                                        13927.2                      14226.6                     14369.7
'95                                                     15367.3                      16272.4                       16482
                                                        17017.7                      17932.1                     18107.1
'96                                                     18098.3                      20028.4                     19218.9
                                                        20197.7                      24134.2                     22632.2
'97                                                     21126.8                      26687.6                     25309.6
                                                        23051.5                        31414                     29108.6
'98                                                     21677.6                      34313.5                     31349.9
                                                        22978.3                      38561.5                     34911.3
'99                                                     26222.8                      41534.6                     42204.2
                                                        30229.7                        41356                     42605.2
'00                                                     23095.5                      37749.8                     39039.1
                                                        20538.8                      35220.5                     36649.9
'01                                                     18807.4                      33265.8                     34564.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  Metris Companies, Inc.                    3.4
 2.  NCR Corp.                                 3.3
 3.  Cendant Corp.                             3.2
 4.  Citigroup, Inc.                           3.2
 5.  Tyco International Ltd.                   3.0
 6.  Microsoft Corp.                           2.9
 7.  Viacom Inc. CL B                          2.9
 8.  JP Morgan Chase & Co.                     2.7
 9.  Williams Cos.                             2.6
10.  El Paso Corp.                             2.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001

                                       % of Portfolio
 1.  Oil, Energy & Natural Gas              11.6
 2.  Computer & Related                     11.2
 3.  Financial Services                     10.2
 4.  Multimedia                              6.6
 5.  Medical & Related                       6.5

The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AEROSPACE (1.5%)
   1,000   Northrup Grumman Corp. ...............  $  100,810
                                                   ----------
           BANKING (8.2%)
   3,000   Banc One Corp. .......................     117,150
   5,000   JP Morgan Chase & Co. ................     181,750
   3,000   *Mellon Financial Corp. ..............     112,860
   4,000   Fleet Boston Financial Corp. .........     146,000
                                                   ----------
                                                      557,760
                                                   ----------
           BUSINESS SERVICES (3.2%)
  11,000   *Cendant Corp. .......................     215,710
                                                   ----------
           COMPUTER & RELATED (11.2%)
   3,000   *AOL Time Warner Inc. ................      96,300
   3,000   Hewlett-Packard Co. ..................      61,620
   3,000   *Microsoft Corp. .....................     198,750
   5,000   *Oracle Systems.......................      69,050
   6,000   *NCR Corp. ...........................     221,160
   7,000   Symbol Technologies...................     111,160
                                                   ----------
                                                      758,040
                                                   ----------
           CONSUMER PRODUCTS (2.0%)
   1,000   Johnson & Johnson Co. ................      59,100
   1,000   Procter & Gamble Co. .................      79,130
                                                   ----------
                                                      138,230
                                                   ----------
           DIVERSIFIED MANUFACTURING (5.0%)
   1,000   SPX Corp. ............................     136,900
   3,500   Tyco International Ltd. ..............     206,150
                                                   ----------
                                                      343,050
                                                   ----------
           DRUGS (1.8%)
   3,000   Pfizer Inc. ..........................     119,550
                                                   ----------
           ELECTRICAL EQUIPMENT (1.9%)
   3,300   General Electric Co. .................     132,264
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (4.5%)
  10,000   *American Power Conversion Corp. .....     144,600
   3,000   Intel Corp. ..........................      94,350
   2,000   *International Rectifier Corp. .......      69,760
                                                   ----------
                                                      308,710
                                                   ----------
           FINANCIAL SERVICES (10.2%)
   2,000   American Express Co. .................      71,380
   4,333   Citigroup Inc. .......................     218,730
   1,000   Franklin Resources....................      35,270
   9,000   *Metris Cos. Inc. ....................     231,390
   5,000   Stilwell Financial Inc. ..............     136,100
                                                   ----------
                                                      692,870
                                                   ----------
           FOOD & RELATED (4.0%)
   5,250   Archer Daniels Midland Co. ...........      75,338
   3,000   *Kraft Foods Inc. ....................     102,090
   2,000   Philip Morris Cos. Inc. ..............      91,700
                                                   ----------
                                                      269,128
                                                   ----------
           INSURANCE SERVICES (2.0%)
   1,750   American International Group..........     138,950
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (6.5%)
   2,000   Becton Dickinson Co. .................  $   66,300
   5,000   *Health Mgmt. Assoc. CL A.............      92,000
  11,000   Humana Inc. ..........................     129,690
   3,000   Medtronic Inc. .......................     153,630
                                                   ----------
                                                      441,620
                                                   ----------
           METALS & MINING (1.0%)
   2,000   Alcoa Inc. ...........................      71,100
                                                   ----------
           MULTIMEDIA (6.6%)
   3,000   *Cablevision Systems CL A.............     142,350
   4,000   *Gemstar TV Guide Intl................     110,800
   4,467   *Viacom Inc. CL B.....................     197,218
                                                   ----------
                                                      450,368
                                                   ----------
           OIL, ENERGY & NATURAL GAS (11.6%)
   4,000   *Calpine Corp. .......................      67,160
   1,300   ChevronTexaco Corp. ..................     116,492
   3,960   EL Paso Corp. ........................     176,656
   2,000   EOG Resources.........................      78,220
   2,000   Praxair Inc. .........................     110,500
   2,000   USX-Marathon Group....................      60,000
   7,000   Williams Cos. Inc. ...................     178,640
                                                   ----------
                                                      787,668
                                                   ----------
           RETAIL (6.6%)
   4,000   *Federated Dept. Stores...............     163,600
   3,500   Target Corp. .........................     143,675
   2,500   Wal-Mart Stores Inc. .................     143,875
                                                   ----------
                                                      451,150
                                                   ----------
           SCIENTIFIC INSTRUMENTS (2.2%)
   5,000   Fisher Scientific Intl................     146,000
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (6.4%)
   8,000   *AT&T Wireless........................     114,960
  12,000   Quest Communications Intl.............     169,560
   3,000   Verizon Communications................     142,380
                                                   ----------
                                                      426,900
                                                   ----------
           TOTAL U.S. COMMON STOCK (96.4%) (COST
            $6,048,315)..........................  $6,549,878
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           SINGAPORE (1.1%)
           ELECTRONICS/SEMICONDUCTORS (1.1%)
   3,000   *Flextronics International............  $   71,970
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (1.1%)
            (COST $72,100).......................  $   71,970
                                                   ----------
           TOTAL COMMON STOCK (97.5%) (COST
            $6,120,415)..........................  $6,621,848
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (5.8%)
$193,000   American Express Credit 1.590%
            01/02/02.............................  $  192,991
 201,000   Household Finance Corp. 1.700%
            01/02/02.............................     200,991
                                                   ----------
           TOTAL SHORT-TERM NOTES (5.8%) (COST
            $393,982)............................  $  393,982
                                                   ----------
           TOTAL HOLDINGS (103.3%) (COST
            $6,514,397) (a)......................  $7,015,830
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-3.3)...............................    (222,095)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,793,735
                                                   ==========

---------------

  *  Non-income producing securities.

 (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

ADR  (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,514,397)...............  $7,015,830
  Receivable for securities sold.............     494,468
  Dividends and accrued interest
    receivable...............................       5,228
  Other......................................          74
                                               ----------
    Total assets.............................   7,515,600
                                               ----------
Liabilities:
  Cash overdraft.............................       9,862
  Payable for securities purchased...........     646,263
  Payable for investment management services
    (note 3).................................       2,353
  Accrued 12b-1 fees (note 5)................       4,193
  Accrued audit expense......................       3,596
  Accrued registration expense...............      16,885
  Accrued transfer agent expense.............      12,380
  Other accrued expenses.....................      26,333
                                               ----------
    Total liabilities........................     721,865
                                               ----------
Net assets at market value...................  $6,793,735
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $       74
  Paid-in capital in excess of par value.....   7,219,122
  Accumulated net realized loss on
    investments..............................    (926,894)
  Net unrealized appreciation on
    investments..............................     501,433
                                               ----------
Net assets at market value...................  $6,793,735
                                               ==========
Shares outstanding...........................     740,295
Net asset value per share....................  $     9.18
                                               ==========
Maximum offering price per share
  ($9.18/95%)................................  $     9.66
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest...................................  $    11,013
  Dividends..................................       26,100
                                               -----------
    Total investment income..................       37,113
                                               -----------
Expenses:
  Management fees (note 3)...................       16,656
  12b-1 fees (note 5)........................        8,403
  Custodian fees (note 3)....................        2,622
  Directors' fees (note 3)...................        1,014
  Professional fees..........................        3,078
  Transfer agent & accounting fees...........       22,830
  Filing fees................................        7,597
  Printing, proxy and postage fees...........        2,810
  Other......................................          312
                                               -----------
    Total expenses...........................       65,322
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (13,480)
                                               -----------
    Net expenses.............................       51,842
                                               -----------
    Net investment loss......................      (14,729)
                                               -----------
  Realized and unrealized gain (loss) on
    investments:
    Net realized loss from investments.......   (1,069,737)
    Change in unrealized appreciation
      (depreciation) on investments..........      436,560
                                               -----------
      Net loss on investments................     (633,177)
                                               -----------
    Net decrease in net assets from
      operations.............................  $  (647,906)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                              DECEMBER 31, 2001    JUNE 30, 2001
                                                              -----------------    -------------
                                                                 (UNAUDITED)
From operations:
  Net investment loss.......................................     $   (14,729)       $   (60,741)
  Realized gain (loss) on investments.......................      (1,069,737)         1,214,545
  Unrealized appreciation (depreciation) on investments.....         436,560         (4,973,283)
                                                                 -----------        -----------
      Net decrease in assets from operations................        (647,906)        (3,819,479)
                                                                 -----------        -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................        (516,713)        (2,037,006)
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................         204,877            412,546
  Received from dividends reinvested........................         515,442          2,028,338
  Capital adjustment........................................           3,791                  0
  Paid for shares redeemed..................................        (313,500)        (1,367,040)
                                                                 -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................         410,610          1,073,844
                                                                 -----------        -----------
         Decrease in net assets.............................        (754,009)        (4,782,641)
Net Assets:
  Beginning of period.......................................       7,547,744         12,330,385
                                                                 -----------        -----------
  End of period.............................................     $ 6,793,735        $ 7,547,744
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                                           YEARS ENDED JUNE 30,
                                                              SIX MONTHS ENDED     ------------------------------------
                                                              DECEMBER 31, 2001     2001      2000      1999      1998
                                                              -----------------    ------    ------    ------    ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $10.84          $20.52    $17.14    $18.68    $17.52
Income (loss) from investment operations:
  Net investment loss.......................................        (0.02)          (0.09)    (0.12)    (0.02)     0.00
  Net realized & unrealized gain (loss) on investments......        (0.89)          (6.04)     5.26     (0.12)     2.41
                                                                   ------          ------    ------    ------    ------
    Total income (loss) from investment operations..........        (0.91)          (6.13)     5.14     (0.14)     2.41
                                                                   ------          ------    ------    ------    ------
Less distributions:
  Distributions in excess of net investment income..........        (0.75)          (3.55)     0.00      0.00     (0.06)
  Distributions from net realized capital gains.............         0.00            0.00     (1.76)    (1.40)    (1.19)
                                                                   ------          ------    ------    ------    ------
    Total distributions.....................................        (0.75)          (3.55)    (1.76)    (1.40)    (1.25)
                                                                   ------          ------    ------    ------    ------
Net asset value, end of period..............................       $ 9.18          $10.84    $20.52    $17.14    $18.68
                                                                   ======          ======    ======    ======    ======
Total return................................................        (8.43)%(b)     (32.06)%   31.56%    (0.32)%   14.13%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.56%(a)        1.46%     1.36%     1.36%     1.24%
  Net investment income (loss)..............................        (0.44)%(a)      (0.63)%   (0.66)%   (0.13)%    0.02%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         1.96%(a)        1.69%     1.51%     1.51%     1.39%
Portfolio turnover rate.....................................           90%             83%       66%       53%       40%
Net assets at end of period (millions)......................       $  6.8          $  7.5    $ 12.3    $ 10.9    $ 14.2

---------------

(a) Annualized.

(b) Calculated on an annual basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (2.86)%         (7.72)%
Three-year                  (3.31)%         (4.95)%
Five-year                   (1.74)%         (2.75)%
Since inception
  (11/1/94)                  3.82%           3.08%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of ..15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The last six months was another volatile period for equity investors. Each quarter was dramatically different in performance due to the vagaries in the stock market. During the third quarter of calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies, especially smaller ones. For the six month period ending December 31, 2001, the ONE Fund Small Cap Portfolio returned 3.71% versus (4.09)% for the Russell 2000 Index. Small growth companies that the Portfolio primarily invests in were actually down an average 9.40% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The Portfolio had increased its cash weighting before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management somewhat by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names were reduced to allow for participation in the upswing in the market.

At the end of 2001, the Portfolio was over weighted relative to the S&P 500 in energy, industrials and information technology. The Portfolio was under weighted in consumer discretionary, financials, materials, utilities and transportation. The Portfolio ended the year with approximately 4.1% of the Portfolio in cash.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has outperformed the S&P 500 over the last ten years. It is management's intention to have Suffolk manage the portfolio after the transaction closes in early 2002. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you for your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

             [GRAPH]

                                                          SMALL CAP PORTFOLIO (WITH MAX. SALES
                                                             CHARGE) (COMMENCED OPERATIONS
                                                                   NOVEMBER 1, 1994)                    RUSSELL 2000 INDEX
                                                          ------------------------------------          ------------------
11/94                                                          $            9500                       $       10000
'94                                                                       9539.9                                9853
                                                                         10340.3                             11273.8
'95                                                                      11600.8                               12656
                                                                         12840.9                             13967.1
'96                                                                      13571.6                             14743.7
                                                                         14741.4                             16247.6
'97                                                                      15872.1                             18026.7
                                                                         16300.6                             18976.7
'98                                                                      13754.5                             17623.6
                                                                         13768.2                             19259.1
'99                                                                      13872.9                             21369.9
                                                                         14501.3                             22017.4
'00                                                                      12800.3                             20740.4
                                                                         11988.8                             22152.8
'01                                                                      12433.5                             21246.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

ONE FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  Stericycle, Inc.                          3.0
 2.  Dole Food Co.                             2.7
 3.  Mettler-Toledo International              2.6
 4.  Silicon Valley Bancshares                 2.6
 5.  Metris Companies, Inc.                    2.5
 6.  Tetra Tech Inc.                           2.5
 7.  National Instruments Corp.                2.5
 8.  Scansource Inc.                           2.4
 9.  Adaptec Inc.                              2.4
10.  Semtech Corp.                             2.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  Medical & Related                         9.5
 2.  Telecommunications & Cellular             9.4
 3.  Electronics/Semiconductors                8.6
 4.  Financial Services                        7.5
 5.  Food & Related                            7.4

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.

SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (1.1%)
   2,000   *Esterline Technologies Corp. ........  $   32,020
                                                   ----------
           BANKING (4.1%)
   1,000   *Impath Inc. .........................      44,510
   3,000   *Silicon Valley Bancshares............      80,190
                                                   ----------
                                                      124,700
                                                   ----------
           BUILDING & CONSTRUCTION (1.6%)
   2,000   *Granite Construction Inc. ...........      48,160
                                                   ----------
           BUSINESS SERVICES (2.5%)
   3,750   *Tetra Technology Inc. ...............      74,663
                                                   ----------
           CHEMICALS (2.6%)
   1,000   *Cabot Microelectronics Com...........      79,250
                                                   ----------
           COMPUTERS & RELATED (6.1%)
   5,000   *Adaptec Inc. ........................      72,500
   1,700   *Infocus Corp. .......................      37,434
   2,000   *National Instruments Corp. ..........      74,920
                                                   ----------
                                                      184,854
                                                   ----------
           DISTRIBUTION & WHOLESALE (2.3%)
   1,500   *Scan Source Inc. ....................      71,400
                                                   ----------
           DIVERSIFIED MANUFACTURING (1.2%)
   1,000   Lancaster Colony Corp. ...............      35,510
                                                   ----------
           DRUGS/BIOTECHNOLOGY (4.8%)
   1,000   Cambrex Corp. ........................      43,600
   1,000   *Curagen Corp. .......................      22,370
     500   *Medicis Pharmaceutical -- CL A.......      32,295
   2,000   *Tularik Inc. ........................      48,040
                                                   ----------
                                                      146,305
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (8.6%)
   3,000   *Asyst Technologies Inc. .............      38,280
   3,000   *Credence Systems Corp. ..............      55,710
   1,000   *Cymer Inc. ..........................      26,730
   2,000   Keithley Instruments Inc. ............      33,800
   2,000   *Semtech Corp. .......................      71,380
   1,000   *Veeco Instruments Inc. ..............      36,050
                                                   ----------
                                                      261,950
                                                   ----------
           FINANCIAL SERVICES (7.5%)
   1,000   *Affiliated Managers Group............      70,480
   1,500   American Capital Strategies...........      42,525
   1,000   *Eaton Vance Corp. ...................      35,550
   3,000   *Metris Companies Inc. ...............      77,130
                                                   ----------
                                                      225,685
                                                   ----------
           FOOD & RELATED (7.4%)
   1,500   Corn Products Intl....................      52,875
   3,000   Dole Food Co. ........................      80,490
   2,600   *Performance Food Group Co. ..........      91,442
                                                   ----------
                                                      224,807
                                                   ----------
           INSTRUMENTS-SCIENTIFIC (5.4%)
   1,000   *Edwards Lifesciences Corp. ..........      27,630

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           INSTRUMENTS-SCIENTIFIC (CONTINUED)
   2,000   Fisher Scientific Intl................  $   58,400
   1,500   *Mettler-Toledo International.........      77,775
                                                   ----------
                                                      163,805
                                                   ----------
           MACHINERY (1.6%)
   2,000   *Shaw Group Inc. .....................      47,000
                                                   ----------
           MEDIA & PUBLISHING (1.7%)
   1,000   *Scholastic Corp. ....................      50,330
                                                   ----------
           MEDICAL & RELATED (9.5%)
   2,000   *Ameripath Inc. ......................      64,520
   2,000   *Medquist Inc. .......................      58,500
   2,000   *Owens & Minor Hldg. Co. .............      37,000
   1,000   *Respironics..........................      34,640
   3,000   *Sandisk Corp. .......................      43,200
   2,000   *Unilab Corp. ........................      50,200
                                                   ----------
                                                      288,060
                                                   ----------
           OFFICE EQUIPMENT DIST. (1.1%)
   1,000   *United Stationers Inc. ..............      33,650
                                                   ----------
           OIL, ENERGY & NATURAL GAS (7.2%)
   2,000   *Cal Dive Intl. Inc. .................      49,360
   6,000   *Global Industries....................      53,400
   2,500   *Hydril Co. ..........................      44,075
   3,000   *Patterson-UTI Energy Inc. ...........      69,930
                                                   ----------
                                                      216,765
                                                   ----------
           RESTAURANTS (2.0%)
   3,000   *Ruby Tuesday Inc. ...................      61,890
                                                   ----------
           RETAIL (1.3%)
   1,000   *99 Cents Only Stores.................      38,100
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (9.4%)
   2,000   *Adtran Inc. .........................      51,040
   3,000   *Commscope Inc. ......................      63,810
   3,000   *Exfo Electro-Optical Eng.............      35,640
   2,000   *Polycom Inc. ........................      68,140
   2,000   *Tollgrade Communications.............      66,700
                                                   ----------
                                                      285,330
                                                   ----------
           WASTE MANAGEMENT (5.1%)
   1,500   *Stericycle Inc. .....................      91,320
   2,000   *Waste Connections....................      61,980
                                                   ----------
                                                      153,300
                                                   ----------
           TOTAL U.S. COMMON STOCK (94.1%) (COST
            $2,050,292)..........................  $2,847,534
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           CANADA (1.2%)
           COMPUTER SOFTWARE (1.2%)
   1,000   *Optimal Robotics.....................  $   35,450
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           NETHERLANDS (1.3%)
           ELECTRONICS/SEMICONDUCTORS (1.3%)
   2,000   *ASM International NV.................  $   39,020
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (2.5%)
            (COST $60,281).......................  $   74,470
                                                   ----------
           TOTAL COMMON STOCK (96.6%) (COST
            $2,653,103)..........................  $2,922,004
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.1%)
$125,000   American Express (4.1%) 1.612%
            01/02/02.............................  $  124,994
                                                   ----------
           TOTAL SHORT-TERM NOTES (4.1%) (COST
            $124,994)............................  $  124,994
                                                   ----------
           TOTAL HOLDINGS (100.7%) (COST
            $2,778,097) (a)......................  $3,046,998
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.7%)..............................     (19,997)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,027,001
                                                   ==========

---------------

  * Non-income producing securities.

(a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,778,097)...............  $3,046,998
  Cash in bank...............................          69
  Dividends receivable.......................         445
  Due from advisor...........................       4,261
                                               ----------
    Total assets.............................   3,051,773
                                               ----------
Liabilities:
  Accrued 12b-1 fees (note 5)................       1,327
  Accrued audit expense......................       5,764
  Accrued registration expense...............       3,521
  Accrued transfer agent expense.............       5,318
  Other accrued expenses.....................       8,842
                                               ----------
    Total liabilities........................      24,772
                                               ----------
Net assets at market value...................  $3,027,001
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      319
  Paid-in capital in excess of par value.....   3,585,896
  Accumulated net realized loss on
    investments..............................    (828,115)
  Net unrealized appreciation on
    investments..............................     268,901
                                               ----------
Net assets at market value...................  $3,027,001
                                               ==========
Shares outstanding...........................     318,562
Net asset value per share....................  $     9.50
                                               ==========
Maximum offering price per share
  ($9.50/95%)................................  $    10.00
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest.....................................  $  4,963
  Dividends....................................     4,495
                                                 --------
    Total investment income....................     9,458
                                                 --------
Expenses:
  Management fees (note 3).....................     8,989
  12b-1 fees (note 5)..........................     3,487
  Custodian fees (note 3)......................     2,504
  Directors' fees (note 3).....................       322
  Professional fees............................     4,452
  Transfer agent & accounting fees.............    13,200
  Filing fees..................................     2,416
  Printing, proxy and postage fees.............       894
  Other........................................       106
                                                 --------
    Total expenses.............................    36,370
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................   (12,675)
                                                 --------
    Net expenses...............................    23,695
                                                 --------
    Net investment loss........................   (14,237)
                                                 --------
Realized and unrealized gain on investments:
    Net realized gain from investments.........    37,488
    Change in unrealized appreciation
      (depreciation) on investments............    84,702
                                                 --------
      Net gain on investments..................   122,190
                                                 --------
      Net increase in net assets from
         operations............................  $107,953
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
SMALL CAP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED
                                                              SIX MONTHS ENDED       JUNE 30,
                                                              DECEMBER 31, 2001        2001
                                                              -----------------     ----------
                                                                 (UNAUDITED)
From operations:
  Net investment loss.......................................     $  (14,237)        $  (37,155)
  Realized gain on investments..............................         37,488             67,510
  Unrealized appreciation (depreciation) on investments.....         84,702           (674,326)
                                                                 ----------         ----------
      Net increase (decrease) in assets from operations.....        107,953           (643,971)
                                                                 ----------         ----------
From capital share transactions (note 4):
  Received from shares sold.................................         97,591             96,226
  Capital adjustment........................................            (57)                 0
  Paid for shares redeemed..................................       (102,372)          (310,160)
                                                                 ----------         ----------
    Decrease in net assets derived from capital share
     transactions...........................................         (4,838)          (213,934)
                                                                 ----------         ----------
         Increase (decrease) in net assets..................        103,115           (857,905)
Net Assets:
  Beginning of period.......................................      2,923,886          3,781,791
                                                                 ----------         ----------
  End of period.............................................     $3,027,001         $2,923,886
                                                                 ==========         ==========

 FINANCIAL HIGHLIGHTS

                                                                                             YEARS ENDED JUNE 30,
                                                              SIX MONTHS ENDED      ---------------------------------------
                                                              DECEMBER 31, 2001      2001       2000       1999       1998
                                                              -----------------     ------     ------     ------     ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $ 9.16           $11.08     $10.52     $13.32     $13.30
Income (loss) from investment operations:
  Net investment income (loss)..............................        (0.04)           (0.12)     (0.09)      0.02       0.06
  Net realized & unrealized gain (loss) on investments......         0.38            (18.0)      0.65      (2.09)      13.0
                                                                   ------           ------     ------     ------     ------
    Total income (loss) from investment operations..........         0.34            (1.92)      0.56      (2.07)      1.36
                                                                   ------           ------     ------     ------     ------
Less distributions:
  Distributions from net investment income..................         0.00             0.00       0.00      (0.02)     (0.06)
  Distributions in excess of net investment income..........         0.00             0.00       0.00      (0.03)      0.00
  Distributions from net realized capital gains.............         0.00             0.00       0.00      (0.68)     (1.28)
                                                                   ------           ------     ------     ------     ------
    Total distribution......................................         0.00             0.00       0.00      (0.73)     (1.34)
                                                                   ------           ------     ------     ------     ------
Net asset value, end of period..............................       $ 9.50           $ 9.16     $11.08     $10.52     $13.32
                                                                   ======           ======     ======     ======     ======
Total return................................................        (29.0)%(b)      (17.33)%     5.32%    (15.54)%    10.56%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................         1.71%(a)         1.75%      1.74%      1.74%      1.67%
  Net investment income (loss)..............................        (1.03)%(a)       (1.11)%    (0.86)%     0.23%      0.47%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................         2.63%(a)         2.37%      2.17%      2.07%      1.82%
Portfolio turnover rate.....................................           41%              95%       111%        48%        77%
Net assets at end of period (millions)......................       $  3.0           $  2.9     $  3.8     $  3.8     $  5.8

---------------

(a) Annualized.

(b) Calculated on an annual basis, not annualized.

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (28.49)%        (32.07)%
Three-year                   (2.24)%         (3.90)%
Five-year                    (1.65)%         (2.65)%
Since inception
  (5/1/93)                    6.02%           5.39%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

For the second half of 2001, the Morgan Stanley Capital International (MSCI) World Index net total return measured (7.02)%. Growth stocks outperformed value stocks with the MSCI World Index Growth returning (4.47)% versus the MSCI World Index Value returning (9.42)%. Underlying the World Index, nineteen out of twenty-five MSCI developed national indices reported negative returns. Europe outperformed its Asian counterparts with the MSCI Europe Index returning (3.25)% versus the MSCI All Country Asia Pacific Free Index returning (14.96)%. Emerging Markets outperformed the World Market with the performance of the MSCI Emerging Market Free Index returning (0.84)%. Asia's under-performance can be attributed to its export dependence on an ailing U.S. consumer. The worst performing industry for the period ending December 31, 2001 was the media industry, whose performance, as measured by the MSCI Media Index, was (19.99)%. The best performing industry was the household & personal products industry, whose performance, as measured by the MSCI Household & Personal Products Index, was 13.27%, as investors rotated into the defensive Consumer Staples sector. The performance of other noteworthy MSCI World sectors are: Energy (5.71)%; Materials (3.21)%; Consumer Discretionary (10.58)%; Financials (8.01)% and Information Technology (10.35)%. Undeniably, global investors continued to feel the repercussions of a global recession.

For the six month period ending December 31, 2001, One Fund International Portfolio returned (14.02)%, versus its benchmark, the MSCI Europe, Australia & Far East (EAFE) Index, of (10.63)%. The Portfolio was hurt by its exposure to financial companies such as Nikko Cordial Corp. and Axa S.A. along with its exposure to automotive companies such as DaimlerChrysler AG and Nissan Motor Co. Ltd. The portfolio benefited by its stock selection in consumer discretionary companies such as Sega Corp., telecommunication companies such as Vodafone Group Plc, and Asian real estate companies such as Hutchison Whampoa.

Some of our top holdings as of December 31, 2001 include: Vodafone Group PLC (3.9% of net assets), the world's largest wireless phone service provider, based in the UK; Allianz, AG (2.5%), the world's second largest insurance company, based in Germany; and TotalFinaElf S.A. (2.5%), one of the world's largest integrated oil companies, based in France.

We expect the U.S. economy to stabilize in the second half of 2002. This should be driven by the effects of loose fiscal and monetary policy and improved consumer sentiment. We believe that the first stage to the market recovery will be liquidity driven followed by improvements in corporate profits during the fourth quarter.

Looking forward, we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage the ONE Fund International Portfolio according to a bottom-up fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, is the key to long-term capital appreciation.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

             [GRAPH]

                                                        INTERNATIONAL PORTFOLIO (WITH MAX.
                                                             SALES CHARGE) (COMMENCED        MORGAN STANLEY CAPITAL INTERNATIONAL
                                                             OPERATIONS MAY 1, 1993)                      EAFE INDEX
                                                        ----------------------------------   ------------------------------------
5/93                                                         $           9500                       $         10000
                                                                       9930.4                                 10052
'93                                                                   12920.4                                 10826
                                                                      13939.8                               11791.7
'94                                                                     14160                               11698.5
                                                                      14829.8                               12021.4
'95                                                                   15839.7                               13049.2
                                                                      17599.5                               13658.6
'96                                                                   18050.1                               13879.9
                                                                      20199.8                               15456.7
'97                                                                   18270.7                               14040.8
                                                                      19814.6                               16298.6
'98                                                                   21358.2                               16741.9
                                                                      20343.7                               17406.6
'99                                                                   34726.6                               21256.9
                                                                      34070.3                               20393.9
'00                                                                   27903.6                               18246.4
                                                                      23207.4                               15533.2
'01                                                                   19953.7                                 13882

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001

                                          % of Portfolio
 1.  Vodafone Airtouch                          3.8
 2.  Aventis SA                                 3.2
 3.  Union Fenosa                               3.0
 4.  Total Fina Elf                             2.4
 5.  Bouygues                                   2.0
 6.  Vivendi Universal                          1.9
 7.  Sega Enterprises                           1.8
 8.  Unilever NV-CVA                            1.7
 9.  Compagnie De Saint-goba                    1.6
10.  Novartis AG-Reg                            1.6

 TOP 5 COUNTRIES AS OF DECEMBER 31, 2001

                                          % of Portfolio
 1.  United Kingdom                            17.8
 2.  France                                    15.8
 3.  Japan                                     15.4
 4.  Germany                                    9.1
 5.  Netherlands                                7.3

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                    MARKET
SHARES             FOREIGN COMMON STOCK             VALUE
------------------------------------------------------------
          UNITED KINGDOM (17.8%)
  7,065   Amvescap PLC (14).....................  $  102,558
  5,974   Arriva PLC (31).......................      28,965
 17,545   British Aerospace PLC (1).............      78,999
  4,360   Diageo PLC (15).......................      49,801
  7,026   *Edios PLC (9)........................      18,618
  3,700   GlaxoSmithKline Plc (23)..............      92,768
  6,500   Hanson PLC (5)........................      44,504
 11,663   Kingfisher PLC (27)...................      68,095
 14,200   Marks & Spencer (27)..................      75,464
  9,386   Misys PLC (9).........................      44,073
  3,165   Pearson PLC (22)......................      36,290
 19,221   Rank Group PLC (13)...................      64,227
 20,408   Rentokil Initial PLC (28).............      81,416
  9,500   Royal Bank of Scotland Group (4)......      10,893
  2,369   Royal Bank of Scotland Addl. Shares
           (4)..................................      57,672
 14,075   Sainsbury PLC (15)....................      75,211
 44,200   Stagecoach Holdings PLC (31)..........      46,979
105,375   Vodafone Airtouch (29)................     275,400
                                                  ----------
                                                   1,251,933
                                                  ----------
          FRANCE (15.8%)
  3,264   Aventis SA (23).......................     232,022
  4,498   Bouygues (29).........................     147,542
    800   Compagnie De Saint -- Gobain (6)......     120,867
  9,300   *Orange SA (29).......................      84,388
  1,600   Publicis Groupe (22)..................      42,428
    700   Societe Generale (6)..................      39,215
  1,227   Total Fina Elf (12)...................     175,427
  7,650   *Usinor (24)..........................      95,806
  1,000   Valeo (3).............................      39,932
  2,515   Vivendi Universal (22)................     137,867
                                                  ----------
                                                   1,115,494
                                                  ----------
          JAPAN (15.4%)
  5,000   Ajinmoto (15).........................      48,616
  1,700   Bandai Co. Ltd. (10)..................      51,008
  3,000   Capcom Co. Ltd. (9)...................      79,076
  1,500   Fuji Photo Film (10)..................      53,325
     27   Japan Telecom Co. Ltd. (29)...........      80,603
  4,000   Marui (27)............................      47,096
 24,900   *Nikko Cordial (14)...................     110,650
    375   Nintendo Co. Ltd. (13)................      65,375
  5,100   Nomura Holdings (14)..................      65,084
  6,600   *Sega Enterprises (13)................     131,103
  3,000   Seven-Eleven Japan (27)...............     108,929
  1,100   Takefuji Corp. (14)...................      79,213
  2,000   TDK Corp. (9).........................      93,889
    500   Tokyo Electron Limited (32)...........      24,422
  2,000   Toyota Motor Corp. (3)................      50,439
                                                  ----------
                                                   1,088,828
                                                  ----------

                                                    MARKET
SHARES             FOREIGN COMMON STOCK             VALUE
------------------------------------------------------------
          GERMANY (9.1%)
    755   Allinaz AG (19).......................  $  178,673
    600   Depfa Deutsche Pfandbreifbank (4).....      34,041
  9,500   Deutsche Lufthasa-Reg (1).............     127,864
  2,000   Deutsche Telekom (29).................      34,584
  1,420   E.ON AG (32)..........................      73,918
  1,220   Henkel Kgaa-Vorzug Pfd. (7)...........      68,509
  1,900   *SGL Carbon AG (7)....................      38,359
  1,604   Schering AG (23)......................      85,927
                                                  ----------
                                                     641,875
                                                  ----------
          NETHERLANDS (7.3%)
  3,780   ING Groep (14)........................      96,497
  9,000   *Koninklijke (11).....................      45,806
  2,360   Nokia Oyj (29)........................      60,920
  3,264   Philips Electronics (11)..............      97,115
  2,185   Unilever N.V. (15)....................     128,249
  1,200   Van Der Moolen Holdings (14)..........      34,495
  2,150   Wolters Kluwer (22)...................      49,060
                                                  ----------
                                                     512,142
                                                  ----------
          SPAIN (6.8%)
  3,800   Repsol (12)...........................      55,481
  4,325   *Sogecable (22).......................     100,232
  7,965   *Telefonica SA (29)...................     106,707
 13,250   Union Fenosa (32).....................     214,713
                                                  ----------
                                                     477,133
                                                  ----------
          CANADA (4.4%)
  2,600   Alcan Inc. (24).......................      93,347
  1,300   Barrick Gold Corp (24)................      20,785
  2,250   *Inco Ltd (24)........................      38,235
  1,871   Manulife Financial Corp. (19).........      48,897
  2,883   Talisman Energy Inc. (12).............     109,574
                                                  ----------
                                                     310,838
                                                  ----------
          HONG KONG (3.9%)
  3,029   China Mobile Hong Kong (29)...........      52,947
  7,000   Hutchinson Whampoa (33)...............      67,548
 27,100   MTR Corp. (31)........................      35,447
  6,000   Sung Hung Kai Properties (26).........      48,473
  4,000   Television Broadcasts (22)............      17,338
 22,000   The Wharf Ltd. (26)...................      53,744
                                                  ----------
                                                     275,497
                                                  ----------
          SWITZERLAND (3.6%)
  3,250   Novartis AG (23)......................     117,576
    500   Swiss Re (19).........................      50,347
  1,654   UBS AG - Reg (4)......................      83,572
                                                  ----------
                                                     251,495
                                                  ----------
          DENMARK (3.5%)
  1,872   Carlsberg A/S CL B (15)...............      78,266
  1,405   *Novozymes A/S CL B (7)...............      28,361
  3,510   Novo Nordisk A/S CL B (23)............     143,596
                                                  ----------
                                                     250,223
                                                  ----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                    MARKET
SHARES             FOREIGN COMMON STOCK             VALUE
------------------------------------------------------------
          AUSTRALIA (3.5%)
 16,314   Broken Hill Property Co. Ltd. (33)....  $   87,475
  9,396   News Corp. Ltd. ADR (22)..............      74,955
  2,750   News Corp. Ltd. (22)..................      87,478
                                                  ----------
                                                     249,908
                                                  ----------
          SINGAPORE & MALAYSIAN (1.8%)
 16,000   City Developments (26)................      52,424
 13,000   Singapore Airlines (31)...............      77,443
                                                  ----------
                                                     129,867
                                                  ----------
          ITALY (1.6%)
  9,370   Autostrade (31).......................      65,145
  5,600   Telecom Italia SPA (29)...............      47,919
                                                  ----------
                                                     113,064
                                                  ----------
          RUSSIA (1.6%)
    800   Lukoil - Spon ADR (12)................      38,800
  4,500   Unified Energy (32)...................      70,785
                                                  ----------
                                                     109,585
                                                  ----------

                                                    MARKET
SHARES             FOREIGN COMMON STOCK             VALUE
------------------------------------------------------------
          FINLAND (0.8%)
  1,750   UPM-Kymmene Oky (16)..................  $   58,105
                                                  ----------
          SWEDEN (0.7%)
  9,640   Ericsson LM-B (29)....................      52,586
                                                  ----------
          ISRAEL (0.6%)
  1,300   *Amdocs (29)..........................      44,161
                                                  ----------
          BRAZIL (0.6%)
  1,850   Petroleo Brasileiro (12)..............      43,105
                                                  ----------
          SOUTH KOREA (0.6%)
  2,400   Korea Electric Power Corp. (32).......      39,650
                                                  ----------
          TOTAL FOREIGN COMMON STOCK (99.5%)
           (COST $7,400,215)....................  $7,015,489
                                                  ----------
          TOTAL HOLDINGS (99.5%) (COST
           $7,400,215) (a)......................  $7,015,489
                                                  ----------
          LIABILITIES, NET OF CASH & RECEIVABLES
           (0.5%)...............................      38,305
                                                  ----------
          TOTAL NET ASSETS (100.0%).............  $7,053,794
                                                  ==========

---------------

  *  Non-income producing securities.
(a)  Also represents cost for Federal income tax purposes.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $7,400,215)...............  $7,015,489
  Receivable for securities sold.............     192,867
  Dividends & accrued interest receivable....      18,429
                                               ----------
    Total assets.............................   7,226,785
                                               ----------
Liabilities:
  Cash overdraft.............................      85,168
  Payable for investment management services
    (note 3).................................      33,705
  Accrued 12b-1 fees (note 5)................       6,939
  Accrued accounting and custody.............      41,495
  Other accrued expenses.....................       5,684
                                               ----------
    Total liabilities........................     172,991
                                               ----------
Net assets at market value...................  $7,053,794
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................         995
  Paid-in capital in excess of par value.....  11,026,462
  Accumulated net realized loss on
    investments..............................  (3,533,494)
  Net unrealized appreciation (depreciation)
    on:
    Investments..............................    (384,726)
    Foreign currency related transactions....         169
  Accumulated net investment loss............     (55,612)
                                               ----------
Net assets at market value...................  $7,053,794
                                               ==========
Shares outstanding...........................     994,737
Net asset value per share....................  $     7.09
                                               ==========
Maximum offering price per share
  ($7.09/95%)................................  $     7.46
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest...................................  $     4,111
  Dividends (net of $3,348 foreign taxes
    withheld)................................       33,401
                                               -----------
    Total investment income..................       37,512
                                               -----------
Expenses:
  Management fees (note 3)...................       33,975
  12b-1 fees (note 5)........................        9,438
  Custodian fees (note 3)....................       21,852
  Directors' fees (note 3)...................        1,214
  Professional fees..........................        2,755
  Transfer agent & accounting fees...........       19,237
  Printing, proxy and postage fees...........        3,187
                                               -----------
    Total expenses...........................       91,658
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (12,552)
                                               -----------
    Net expenses.............................       79,106
                                               -----------
    Net investment loss......................      (41,594)
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from:
    Investments..............................   (1,137,123)
    Foreign currency related transactions....      (87,257)
  Change in unrealized appreciation
    (depreciation) on:
    Investments..............................       22,709
    Foreign currency related transactions....       28,961
                                               -----------
      Net loss on investments................   (1,172,710)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,214,304)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED
                                                              SIX MONTHS ENDED       JUNE 30,
                                                              DECEMBER 31, 2001        2000
                                                              -----------------     -----------
                                                                 (UNAUDITED)
From operations:
  Net investment loss.......................................     $   (41,594)       $   (88,667)
  Realized loss on investments and foreign currency related
    transactions............................................      (1,224,380)        (2,042,433)
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................          51,670         (2,267,038)
                                                                 -----------        -----------
      Net decrease in assets from operations................      (1,214,304)        (4,398,138)
                                                                 -----------        -----------
Dividends and distributions to shareholders:
  Dividends paid from net realized gains....................        (249,063)        (3,502,201)
                                                                 -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................          37,365            318,432
  Received from dividends reinvested........................         244,373          3,370,733
  Paid for shares redeemed..................................        (411,603)        (1,769,801)
                                                                 -----------        -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        (129,865)         1,919,364
                                                                 -----------        -----------
         Decrease in net assets.............................      (1,593,232)        (5,980,975)
                                                                 -----------        -----------
Net Assets:
  Beginning of period.......................................       8,647,156         14,628,131
                                                                 -----------        -----------
  End of period.............................................     $ 7,053,924        $ 8,647,156
                                                                 ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                                               YEAR ENDED JUNE 30,
                                                              SIX MONTHS ENDED      -----------------------------------------
                                                              DECEMBER 31, 2001      2001        2000       1999        1998
                                                              -----------------     -------     ------     -------     ------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $  8.55          $ 18.12     $10.82     $ 12.92     $15.45
Income (loss) from investment operations:
  Net investment income (loss)..............................         (0.04)           (0.10)     (0.22)      (0.04)      0.12
  Net realized & unrealized gain (loss) on investments
    and foreign currency transactions.......................         (1.16)           (4.95)      7.52       (1.74)     (0.63)
                                                                   -------          -------     ------     -------     ------
    Total income (loss) from investment operations..........         (1.20)           (5.05)      7.30       (1.78)     (0.51
                                                                   -------          -------     ------     -------     ------
Less distributions:
  Dividends from net investment income......................          0.00             0.00       0.00        0.00      (0.12)
  Distributions from net realized capital gains and
    foreign currency transactions...........................         (0.26)           (4.52)      0.00       (0.32)     (1.90)
                                                                   -------          -------     ------     -------     ------
    Total distributions.....................................         (0.26)           (4.52)      0.00       (0.32)     (2.02)
                                                                   -------          -------     ------     -------     ------
Net asset value, end of period..............................       $  7.09          $  8.55     $18.12     $ 10.82     $12.92
                                                                   =======          =======     ======     =======     ======
Total return................................................        (28.50)%(b)      (31.88)%    67.47%     (13.90)%    (4.84)%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................          2.12%(a)         2.10%      2.04%       2.13%      2.10%
  Net investment income (loss)..............................         (1.11)%(a)       (0.68)%    (1.31)%     (0.32)%     0.85%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................          2.45%(a)         2.81%      2.42%       2.56%      2.20%
Portfolio turnover rate.....................................            68%             276%       234%        217%        12%
Net assets at end of period (millions)......................       $   7.1          $   8.6     $ 14.6     $   6.9     $ 14.6

---------------

(a) Annualized.

(b) Calculated on an aggregate basis, not annualized.

(c) The advisor has reimbursed certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (41.15)%        (46.21)%
Three-year                    0.37%          (1.33)%
Five-year                    (0.88)%         (1.89)%
Since inception
  (11/1/96)                   0.00%          (2.92)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

Despite a strong finish to the year, volatility and uncertainty were the markets' persistent themes during the second half of 2001. For the six month period ending December 31, 2001, the One Fund Core Growth Portfolio returned (18.56)% versus (5.69)% for the Russell 3000 Index.

In a year marked by tragedy and economic distress, many investors were only too happy to bid farewell to 2001. Over the past six months, the markets continued to be hampered by a deceleration in business activity, slumping economic conditions and overall uncertainty. Just when more consistent signs of recovery were beginning to emerge, the devastating terrorist attacks of September 11th undermined markets and dashed the hopes for a turnaround in 2001. With help from a fourth quarter surge, most major indexes did regain the losses sustained immediately following the attacks, although the sustainability of this rally remained in question as the year drew to a close. While usually working in favor of economic stabilization, low inflation, aggressive monetary easing, tax rebates, and low energy prices, did little to sway the stubborn downtrend that dominated equity markets during 2001.

With the benefit of hindsight, it appears that a dramatic shift in investor sentiment occurred during the third and fourth quarter. During the third quarter, investors placed very little reliance on forecasts of company growth and generally retreated to defensive securities or chose to keep their assets in cash or fixed-income vehicles. During the fourth quarter, investors seemed better able to put the terrorist attacks behind them and adopt a more optimistic view regarding the economy, perhaps concluding that the worst was now behind them. This worked to lift the stock market, as many sectors posted strong gains in the final three months of the year. The very aggressive stimulus message sent by the Federal Reserve, which included three reductions in interest rates during the quarter for a total of eleven cuts throughout 2001, likely had a significant effect on the profound shift in risk assessment regarding the economic outlook. Also helping to boost investor confidence was the expectation that a fiscal stimulus might follow close behind the Fed's monetary interventions.

While most of the past year has been spent trying to manage a difficult economic environment, the past few months have featured an effort to capture the turnaround in stock market activity. A drastic reversal in the best and worst performing holdings in the Portfolio took place in the third and fourth quarters. For example, health care stocks held their own during the third quarter while technology stocks were punished. As investor sentiment improved considerably and rather rapidly during the fourth quarter, the two sectors reversed roles, as investors favored more economically sensitive stocks, such as technology. Our more defensive posture at the onset of the fourth quarter, which leaned toward health care with its relatively economy-insensitive earnings characteristics and away from the earnings risks of technology, best explains the Portfolio's shortfall relative to its benchmark, at times during the period. While we spent the better part of the year working to reduce our exposure to stocks with significant earnings risk, we had to work quickly toward the end of the year to reposition the Portfolio to benefit from the improving economic climate. This partially explains why the portfolio lagged the benchmark Russell 3000 Index for the six-month period ended December 31, 2001. Additionally, while our investment strategy focuses on higher growth rate companies that typically carry higher P/E ratios, these issues underperformed lower valuation stocks during the year, an unusual occurrence given the market climate. In response to a more optimistic outlook for market dynamics in the months ahead, we reduced our holdings in the health care sector, while adding names in the technology area.

While a great deal of uncertainty remains regarding the economic outlook, we are encouraged by the resilience of U.S. markets, which have rebounded since the terrorist attacks and held their own despite weakening economic conditions and the war in Afghanistan. Although it is difficult to determine if the recession has run its full course, some

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

encouraging signs have emerged, including decreasing initial jobless claims and rising stock prices. Furthermore, a recent report from the Conference Board showed the Index of Leading Economic Indicators posting better than expected results. This may indicate that the recession is winding down and we could be seeing an uptick in economic activity as early as the first half of next year. Going forward, we believe there must be an increase in business and consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery. We look ahead to 2002 with optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace.

 CHANGE IN VALUE OF $10,000 INVESTMENT

             [GRAPH]

                                                              CORE GROWTH PORTFOLIO (WITH MAX.
                                                                  SALES CHARGE) (COMMENCED
                                                                OPERATIONS NOVEMBER 1, 1996)            RUSSELL 3000 INDEX
                                                              --------------------------------          ------------------
11/96                                                              $         9500                      $       10000
'96                                                                        9389.8                              10614
                                                                           9359.8                              12499
'97                                                                        8789.7                            13977.7
                                                                          10061.6                            16075.7
'98                                                                        9387.5                            17313.6
                                                                          11513.8                            19280.4
'99                                                                       19293.6                            23308.1
                                                                          23260.4                            23529.5
'00                                                                       16131.1                            21560.1
                                                                          11657.9                            20240.6
01                                                                         9494.2                            19088.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001

                                          % of Portfolio
 1.  Tyco International Ltd.                    3.0
 2.  Dell Computer Corp.                        2.4
 3.  Intel Corp.                                2.4
 4.  Apollo Group, Inc.                         2.3
 5.  Concord EFS Inc.                           2.2
 6.  Omnicom Group                              2.1
 7.  Federal Home Loan Mtg. Corp.               2.1
 8.  Cytec Corp.                                1.8
 9.  Polycom Inc.                               1.7
10.  Microchip Technologies                     1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001

                                          % of Portfolio
 1.  Electronics/Semiconductors                15.5
 2.  Computer Software                         12.0
 3.  Drugs/Biotechnology                       11.9
 4.  Medical & Related                         11.0
 5.  Computer & Related                         8.8

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           ADVERTISING (2.1%)
     800   Omnicom Group.........................  $   71,480
                                                   ----------
           BUSINESS SERVICES (3.8%)
     300   *Choice Point Inc. ...................      15,207
   2,300   *Concord EFS Inc. ....................      75,394
   1,000   *Corporate Executive Board Co. .......      36,700
                                                   ----------
                                                      127,301
                                                   ----------
           COMPUTER & RELATED (8.8%)
   1,000   *Bisys Group Inc. ....................      63,990
   1,600   *Brocade Communications...............      52,992
   1,100   *Citrix Systems Inc. .................      24,926
   3,000   *Dell Computer Corp. .................      81,540
   1,000   *Emulex Corp. ........................      39,510
     600   *Intrado Inc. ........................      16,080
   1,100   *Riverstone Networks Inc. ............      18,260
                                                   ----------
                                                      297,298
                                                   ----------
           COMPUTER SOFTWARE (12.0%)
   1,800   *Agile Software Corp. ................      30,996
     800   *Electronic Arts......................      47,960
     800   *JDA Software Group Inc. .............      17,880
     500   *Microsoft Corp. .....................      33,125
     900   *Netiq Corp. .........................      31,734
   1,000   *Numerical Technologies...............      35,200
   1,500   *Quest Software Inc. .................      33,165
   1,000   *Retek Inc. ..........................      29,870
   1,500   *Siebel Systems Inc. .................      41,970
   1,800   *Tibco Software.......................      26,874
   1,700   *Vastera Inc. ........................      28,237
   1,251   *Verisign Inc. .......................      47,588
                                                   ----------
                                                      404,599
                                                   ----------
           DRUGS/BIOTECHNOLOGY (11.9%)
     600   *Amgen................................      33,864
   1,000   *Celgene Corp. .......................      31,920
     300   *Cephalon Inc. .......................      22,676
     400   *Enzon Inc. ..........................      22,512
     400   *Forest Laboratories..................      32,780
     600   Johnson & Johnson Co. ................      35,460
     700   *IDEC Pharmaceuticals.................      48,251
     700   *Integra Lifesciences Holding.........      18,438
     700   *Invitrogen Corp. ....................      43,351
     400   *King Pharmaceuticals Inc. ...........      16,852
   1,700   Pfizer Inc. ..........................      67,745
     800   *Techne Corp. ........................      29,480
                                                   ----------
                                                      403,329
                                                   ----------
           EDUCATION (2.3%)
   1,700   *Apollo Group Inc. ...................      76,517
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           ELECTRONICS/SEMICONDUCTORS (15.5%)
     700   *Broadcom Corp. ......................  $   28,609
     700   *L-3 Communications Holdings..........      63,000
   2,600   Intel Corp. ..........................      81,770
     800   *Intersil Corp. ......................      25,800
   1,300   *Kulicke & Soffa Industries...........      22,295
     800   *Lam Research Corp. ..................      18,576
   1,300   *Microchip Technology.................      50,362
     300   *Novellus Systems Inc. ...............      11,835
     800   *Nvidia Corp. ........................      53,520
   1,000   *Qlogic Corp. ........................      44,510
   1,100   *RF Micro Devices Inc. ...............      21,153
     700   *Semtech Corp. .......................      24,983
   1,300   *Silicon Labs.........................      43,823
   1,200   Texas Instruments.....................      33,600
                                                   ----------
                                                      523,836
                                                   ----------
           FINANCIAL SERVICES (2.1%)
   1,100   Federal Home Loan Mtg. Corp. .........      71,940
                                                   ----------
           INSTRUMENTS/CONTROL (3.1%)
   1,700   *Bruker Daltonics Inc. ...............      27,795
     800   *Mettler-Toledo Intl..................      41,480
   1,000   *Perkin Elmer Inc. ...................      35,020
                                                   ----------
                                                      104,295
                                                   ----------
           INSURANCE (2.0%)
     400   *American International Group.........      31,760
     300   *Wellpoint Health Networks............      35,055
                                                   ----------
                                                       66,815
                                                   ----------
           INTERNET & RELATED (0.6%)
   1,700   *Earthlink Inc. ......................      20,689
                                                   ----------
           MEDIA (2.7%)
   2,400   *Gemstar-TV Guide Intl. Inc. .........      66,480
     700   *Macrovision Corp. ...................      24,654
                                                   ----------
                                                       91,134
                                                   ----------
           MEDICAL & RELATED (11.0%)
     900   *Accredo Health Inc. .................      35,730
     800   *Advance PCS..........................      23,480
   1,350   Biomet Inc. ..........................      41,715
   1,200   *Community Health Systems.............      30,600
   2,300   *Cytyc Corp. .........................      60,030
     700   *Express Scripts Inc. ................      32,732
     600   *Laboratory Corp. of America..........      48,510
     500   *United Health Group Inc. ............      35,385
     900   *Varian Medical Systems Inc. .........      64,134
                                                   ----------
                                                      372,316
                                                   ----------
           OIL, ENERGY & NATURAL GAS (1.3%)
   1,700   *Hanover Compressor Co. ..............      42,942
                                                   ----------
           RESTAURANTS (0.8%)
     800   *Cheesecake Factory...................      27,816
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           RETAIL (5.3%)
   1,700   *Bed Bath and Beyond Inc. ............  $   57,630
     800   *Copart Inc. .........................      29,096
     900   Home Depot Inc. ......................      45,909
     800   *Too Inc. ............................      22,000
     600   *Whole Foods Market Inc. .............      26,136
                                                   ----------
                                                      180,771
                                                   ----------
           SCHOOLS (1.9%)
   1,000   *Career Education Corp. ..............      34,280
     700   *Corinthian Colleges Inc. ............      28,623
                                                   ----------
                                                       62,903
                                                   ----------
           SCIENTIFIC TECHNOLOGY (1.0%)
     900   *Waters Corp. ........................      34,875
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (4.2%)
   1,700   *Polycom Inc. ........................      57,919
   1,100   *Powerwave Technologies...............      19,008
   1,100   *Triton PCS Holdings..................      32,285
   1,100   *Utstarcom Inc. ......................      31,350
                                                   ----------
                                                      140,562
                                                   ----------
           TOTAL U.S. COMMON STOCK (92.4%) (COST
            $2,847,239)..........................  $3,121,418
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           BERMUDA (3.0%)
           DIVERSIFIED MANUFACTURING (3.0%)
   1,700   *Tyco International Ltd. .............  $  100,130
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           FINLAND (1.2%)
           TELECOMMUNICATIONS & CELLULAR (1.2%)
   1,700   Nokia Corp. ADR A.....................  $   41,701
                                                   ----------
           ISRAEL (0.2%)
           COMPUTER & RELATED (0.2%)
     200   *Check Point Software Tech............       7,978
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (4.4%)
            (COST $128,086)......................  $  149,809
                                                   ----------
           TOTAL COMMON STOCK (96.8%) (COST
            $2,975,325)..........................  $3,271,227
                                                   ----------

 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (12.2%)
$412,000   Firstar Bank 1.250% 01/02/02
            repurchase price $2,268,155
            collateralized by FHLMC
            Market Value: ($2,313,366)
            Face Value: ($2,522,193)
            Due: 05/01/16
            Interest: 6.00%......................  $  412,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (12.2%)
            (COST $412,000)......................  $  412,000
                                                   ----------
           TOTAL HOLDINGS (109.0%) (COST
            $3,387,325) (a)......................  $3,683,227
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-9.0%)..............................    (298,063)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,385,164
                                                   ==========

---------------

   * Non-income producing securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

 ADR (American depository receipt) represents ownership of foreign securities.

 PLC Public Limited Company

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $3,387,325)...............  $ 3,683,227
  Cash in bank...............................          995
  Receivable for securities sold.............       41,141
  Dividends & accrued interest receivable....          196
  Due from advisor...........................          128
                                               -----------
    Total assets.............................    3,725,687
                                               -----------
Liabilities:
  Payable for securities purchased...........      315,343
  Accrued 12b-1 fees (note 5)................        2,216
  Accrued audit expense......................        1,780
  Accrued accounting expense.................        4,591
  Accrued registration expense...............        2,192
  Accrued transfer agent expense.............        6,811
  Other accrued expenses.....................        7,590
                                               -----------
    Total liabilities........................      340,523
                                               -----------
Net assets at market value...................  $ 3,385,164
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       649
  Paid-in capital in excess of par value.....    6,524,728
  Accumulated net realized loss on
    investments..............................   (3,436,115)
  Net unrealized appreciation on
    investments..............................      295,902
                                               -----------
Net assets at market value...................  $ 3,385,164
                                               ===========
Shares outstanding...........................      648,816
Net asset value per share....................  $      5.22
                                               ===========
Maximum offering price per share
  ($5.22/95%)................................  $      5.49
                                               ===========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest....................................  $   1,354
  Dividends...................................      1,961
                                                ---------
    Total investment income...................      3,315
                                                ---------
Expenses:
  Management fees (note 3)....................     16,379
  12b-1 fees (note 5).........................      4,310
  Custodian fees (note 3).....................      2,622
  Directors' fees (note 3)....................        725
  Professional fees...........................      3,636
  Transfer agent & accounting fees............     19,382
  Filing fees.................................      5,435
  Printing, proxy and postage fees............      2,010
  Other.......................................        225
                                                ---------
    Total expenses............................     54,724
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (18,170)
                                                ---------
    Net expenses..............................     36,554
                                                ---------
    Net investment loss.......................    (33,239)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (778,914)
  Change in unrealized appreciation
    (depreciation) on investments.............     31,052
                                                ---------
    Net loss on investments...................   (747,862)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(781,101)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                              DECEMBER 31, 2001     JUNE 30, 2001
                                                              -----------------     -------------
                                                                 (UNAUDITED)
From operations:
  Net investment loss.......................................     $  (33,239)         $  (105,577)
  Realized loss on investments..............................       (778,914)          (2,451,966)
  Unrealized appreciation (depreciation) on investments.....         31,052           (1,962,984)
                                                                 ----------          -----------
      Net decrease in assets from operations................       (781,101)          (4,520,527)
                                                                 ----------          -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................              0           (2,451,887)
  Return of capital.........................................              0              (82,362)
                                                                 ----------          -----------
      Total dividends and distributions.....................              0           (2,534,249)
                                                                 ----------          -----------
From capital share transactions (note 4):
  Received from shares sold.................................         25,824              417,652
  Received from dividends reinvested........................              0            2,527,873
  Capital adjustment........................................             57                    0
  Paid for shares redeemed..................................        (66,499)            (554,526)
                                                                 ----------          -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................        (40,618)           2,390,999
                                                                 ----------          -----------
         Decrease in net assets.............................       (821,719)          (4,663,777)
Net Assets:
  Beginning of period.......................................      4,206,883            8,870,660
                                                                 ----------          -----------
  End of period.............................................     $3,385,164          $ 4,206,883
                                                                 ==========          ===========

 FINANCIAL HIGHLIGHTS

                                                                                              YEARS ENDED JUNE 30,
                                                              SIX MONTHS ENDED      ----------------------------------------
                                                              DECEMBER 31, 2001      2001       2000       1999       1998
                                                              -----------------     ------     ------     ------     -------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $  6.41          $20.78     $12.13     $10.60     $  9.86
Income (loss) from investment operations:
  Net investment loss.......................................         (0.05)          (0.16)     (0.30)     (0.18)      (0.16)
  Net realized & unrealized gain (loss) on
    investments.............................................         (1.14)          (8.47)     11.86       1.71        0.90
                                                                   -------          ------     ------     ------     -------
    Total income (loss) from investment
      operations............................................         (1.19)          (8.63)     11.56       1.53        0.74
                                                                   -------          ------     ------     ------     -------
Less distributions:
  Distributions from net realized capital gains.............          0.00           (5.55)     (2.91)      0.00        0.00
  Return of capital.........................................          0.00           (0.19)      0.00       0.00        0.00
                                                                   -------          ------     ------     ------     -------
    Total distributions.....................................          0.00           (5.74)     (2.91)      0.00        0.00
                                                                   -------          ------     ------     ------     -------
Net asset value, end of period..............................       $  5.22          $ 6.41     $20.78     $12.13     $ 10.60
                                                                   =======          ======     ======     ======     =======
Total return................................................        (41.20)%(b)     (49.88)%   102.02%     14.43%       7.51%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................          2.15%(a)        2.05%      2.00%      1.98%       2.06%
  Net investment loss.......................................         (1.95)%(a)      (1.63)%    (1.82)%    (1.81)%     (1.65)%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................          3.22%(a)        2.31%      2.00%      2.42%       2.12%
Portfolio turnover rate.....................................           102%            152%       247%       148%        116%
Net assets at end of period (millions)......................       $   3.4          $  4.2     $  8.9     $  4.6     $   5.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Core Growth Portfolio, but it may use that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (12.79)%        (17.15)%
Since inception
  (12/15/99)                (13.62)%        (12.52)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

For the six month period ending December 31, 2001, the S&P 500 Index Portfolio returned (5.79)% versus (5.55)% for the S&P 500 Index. The Portfolio's correlation with the S&P 500 Index was 99.16%. The correlation between the Portfolio and the index is due to the use of S&P 500 Index futures and investment guidelines that limit the Portfolio's discretion relative to the S&P 500 Index. The guideline limits any overweight or underweight in both individual stock and industry sector to 2%. We continue to monitor the Portfolio's relative performance and correlation to ensure the current guidelines are consistent with the objective of approximating the return of the S&P 500 Index while minimizing expenses.

 CHANGE IN VALUE OF $10,000 INVESTMENT

             [GRAPH]

                                                            S&P 500 INDEX PORTFOLIO (WITH MAX.
                                                                 SALES CHARGE) (COMMENCED
                                                              OPERATIONS DECEMBER 15, 1999)               S&P 500 INDEX
                                                            ----------------------------------            -------------
12/99                                                              $         9500                     $        10000
'99                                                                       10060.5                              10400
                                                                           9831.1                            10355.3
'00                                                                        8775.3                             9452.3
                                                                           8108.3                               8819
01                                                                         7638.9                             8329.5

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  S&P 500 Depositary Receipt                4.5
 2.  General Electric Co.                      2.2
 3.  Wal-Mart Stores Inc.                      1.9
 4.  Citigroup, Inc.                           1.8
 5.  Intel Corp.                               1.7
 6.  Exxon Mobil Corp.                         1.4
 7.  Int'l Business Machines                   1.4
 8.  American International Group              1.4
 9.  Home Depot Inc.                           1.4
10.  SBC Communications, Inc.                  1.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001

                                         % of Portfolio
 1.  Banking                                   5.9
 2.  Drugs/Biotechnology                       5.2
 3.  Computer & Related                        4.4
 4.  Computer Software                         3.5
 5.  Food & Related                            3.4

ONE FUND, INC.

S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AEROSPACE (1.7%)
     600   Boeing Co. ...........................  $   23,268
     500   *Honeywell Intl. Inc. ................      16,910
     500   United Technologies Corp. ............      32,315
                                                   ----------
                                                       72,493
                                                   ----------
           AUTOMOTIVE & RELATED (0.5%)
   1,223   *Ford Motor Co. ......................      19,226
      91   Visteon Corp. ........................       1,369
                                                   ----------
                                                       20,595
                                                   ----------
           BANKING (5.9%)
     400   Bank of America Corp. ................      25,180
     900   Bank One Corp. .......................      35,145
   1,546   Citigroup Inc. .......................      78,042
     100   Fifth Third Bancorp...................       6,133
     850   Fleet Boston Financial Corp. .........      31,025
   1,100   JP Morgan Chase & Co. ................      39,985
     400   *US Bancorp...........................       8,372
     300   *Wachovia Corp. ......................       9,408
     150   Washington Mutual Inc. ...............       4,905
     400   Wells Fargo & Co. ....................      17,380
                                                   ----------
                                                      255,575
                                                   ----------
           BROADCAST RADIO & TV (0.2%)
     200   Comcast Corp. CL A Special............       7,200
                                                   ----------
           BUSINESS SERVICES (0.2%)
     100   Automatic Data Processing Inc. .......       5,890
     200   *Cendant Corp. .......................       3,922
                                                   ----------
                                                        9,812
                                                   ----------
           CHEMICALS (0.5%)
     500   Dupont de Nemours & Co. ..............      21,255
                                                   ----------
           COMPUTER & RELATED (4.4%)
   1,000   *AOL Time Warner Inc. ................      32,100
   2,500   Cisco Systems Inc. ...................      45,275
   1,500   *Dell Computer Corp. .................      40,770
     500   Hewlett-Packard Co. ..................      10,270
     500   Intl. Business Machines...............      60,480
                                                   ----------
                                                      188,895
                                                   ----------
           COMPUTER SOFTWARE (3.5%)
     300   Computer Associates...................      10,347
   1,650   *Microsoft Corp. .....................     109,313
   2,400   *Oracle Corp. ........................      33,144
                                                   ----------
                                                      152,804
                                                   ----------
           CONSUMER PRODUCTS (3.2%)
     500   Gillette Co. .........................      16,700
   1,100   Johnson & Johnson Co. ................      65,010
     700   Procter & Gamble Co. .................      55,391
                                                   ----------
                                                      137,101
                                                   ----------
           DRUGS/BIOTECHNOLOGY (5.2%)
     600   *Amgen Inc. ..........................      33,864
     400   Bristol-Meyer/Squibb..................      20,400
     100   Cardinal Health Inc. .................       6,466
     650   Merck & Co. Inc. .....................      38,220

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           DRUGS/BIOTECHNOLOGY (CONTINUED)
   1,375   Pfizer Inc. ..........................  $   54,793
     700   Pharmacia Corp. ......................      29,854
   1,200   Schering-Plough Corp. ................      42,971
                                                   ----------
                                                      226,568
                                                   ----------
           ELECTRICAL EQUIPMENT (2.9%)
     550   Emerson Electric Co. .................      31,405
   2,400   General Electric Co. .................      96,192
                                                   ----------
                                                      127,597
                                                   ----------
           ELECTRONICS/SEMICONDUCTOR (3.3%)
     650   *Applied Materials....................      26,065
   2,300   Intel Corp. ..........................      72,335
     500   *Solectron Corp. .....................       5,640
     500   *Teradyne Inc. .......................      15,070
     400   Texas Instruments.....................      11,200
     550   Thomas & Betts Co. ...................      11,633
                                                   ----------
                                                      141,943
                                                   ----------
           ENTERTAINMENT & LEISURE (0.7%)
   1,350   Walt Disney Co. ......................      27,972
                                                   ----------
           FINANCIAL SERVICES (1.7%)
   1,000   American Express Co. .................      35,690
     200   Fannie Mae............................      15,900
     350   Lehman Brothers Holding Inc. .........      23,380
                                                   ----------
                                                       74,970
                                                   ----------
           FOOD & RELATED (3.4%)
     200   Anheuser-Busch Cos. Inc. .............       9,042
     500   Campbell Soup Co. ....................      14,935
   1,000   Coca-Cola Co. ........................      47,150
     800   *Kroger Co. ..........................      16,696
     800   Philip Morris Cos. Inc. ..............      36,680
   1,000   Sara Lee Corp. .......................      22,230
                                                   ----------
                                                      146,733
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.1%)
     100   Weyerhaeuser Co. .....................       5,408
                                                   ----------
           INSURANCE SERVICES (1.4%)
     100   Allstate Corp. .......................       3,370
     750   American Intl. Group Inc. ............      59,550
                                                   ----------
                                                       62,920
                                                   ----------
           MANUFACTURING (1.0%)
     500   Ingersoll-Rand Co. ...................      20,905
     500   Parker Hannifin.......................      22,955
                                                   ----------
                                                       43,860
                                                   ----------
           MEDICAL & RELATED (1.0%)
     800   *Boston Scientific Corp. .............      19,296
     100   HCA The Healthcare Company............       3,854
     300   Medtronic Inc. .......................      15,363
     100   *Tenet Healthcare Corp. ..............       5,872
                                                   ----------
                                                       44,385
                                                   ----------
           OFFICE EQUIPMENT (0.4%)
     300   Avery Dennison Co. ...................      16,959
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                           DECEMBER 31, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (2.4%)
   1,600   Exxon Mobil Corp. ....................  $   62,880
     200   Schlumberger Ltd. ....................      10,990
   1,000   USX-Marathon Group....................      30,000
                                                   ----------
                                                      103,870
                                                   ----------
           RESTAURANTS (0.7%)
   1,200   McDonalds Corp. ......................      31,764
                                                   ----------
           RETAIL (4.0%)
     500   Gap Inc. .............................       6,970
   1,200   Home Depot Inc. ......................      61,212
     600   Target Corp. .........................      24,630
   1,400   Wal-Mart Stores Inc. .................      80,570
                                                   ----------
                                                      173,382
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (4.1%)
   1,900   A&T Corp. ............................      34,466
     611   AT&T Wireless Services................       8,780
     500   *Avaya Inc. ..........................       6,075
     850   Lucent Technologies Inc. .............       5,347
     500   Motorola Inc. ........................       7,510
     600   *Qualcomm Inc. .......................      30,300
   1,300   SBC Communications Inc. ..............      50,921
     400   Verizon Communications................      18,984
   1,250   *Worldcom Inc. -- Worldcom Group......      17,600
                                                   ----------
                                                      179,983
                                                   ----------
           UTILITIES (1.2%)
     100   *Dominion Resources...................       6,010
     500   Duke Power............................      19,630
   1,300   Edison International..................      19,630
     100   El Paso Corp. ........................       4,461
     100   Southern Company......................       2,535
                                                   ----------
                                                       52,266
                                                   ----------
           TOTAL U.S. COMMON STOCK (53.6%) (COST
            $2,825,493)..........................  $2,326,310
                                                   ----------

                                                   MARKET
 SHARES           FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           BERMUDA (1.2%)
           MANUFACTURING (1.2%)
     900   Tyco International Ltd. ...........  $      53,010
           CANADA (1.2%)
           TELECOMMUNICATIONS (0.2%)
   1,200   Nortel Networks Corp. .............          9,000
           OIL, ENERGY & NATURAL GAS (1.0%)
     850   Royal Dutch Pete Co. ..............         41,667
                                                -------------
                                                       50,667
                                                -------------

                                                   MARKET
 SHARES           FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           TOTAL FOREIGN COMMON STOCK (2.4%)
            (COST $147,546)...................  $     103,677
                                                -------------
           TOTAL COMMON STOCK (56.0%) (COST
            $2,973,039).......................  $   2,429,987
                                                -------------

                                                   MARKET
 SHARES            DEPOSITORY RECEIPTS              VALUE
-------------------------------------------------------------
           UNIT INVESTMENT TRUST (4.9%)
   1,725   S&P 500 Depository Receipts........  $     197,048
                                                -------------
           TOTAL DEPOSITORY RECEIPTS (4.5%)
            (COST $243,019)...................  $     197,048
                                                -------------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (7.6%)
$173,000   Daimler Chrysler Holdings 2.65% due
            01/02/2002...........................  $  172,988
 158,000   Ford Motor Credit Company 2.65% due
            01/07/2002...........................     157,930
                                                   ----------
                                                      330,918
                                                   ----------
           FINANCIAL SERVICES (11.0%)
 157,000   American Express Credit Corp 1.80% due
            01/09/2002...........................     156,935
 204,000   American General Finance 1.87% due
            01/08/2002...........................     203,926
 118,000   Household Finance Corp. 1.87% due
            01/04/2002...........................     117,982
                                                   ----------
                                                      478,843
                                                   ----------
           INSURANCE SERVICES (3.8%)
 165,000   Prudential Funding 1.70% due
            01/10/2002...........................     164,930
                                                   ----------
           MANUFACTURING (2.7%)
 119,000   Tyco Capital 1.770% 01/11/2002........     118,941
                                                   ----------
           RETAIL (3.1%)
 134,000   Sears Roebuck Acceptance 1.78% due
            01/03/2002...........................     133,987
                                                   ----------
           TOTAL SHORT-TERM NOTES (28.2%) (COST
            $1,227,619)..........................  $1,227,619
                                                   ----------
           TOTAL HOLDINGS (88.7%) (COST
            $4,443,677) (a)......................  $3,854,654
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (11.3%)..............................     489,732
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,344,386
                                                   ----------

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                   December 31, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $4,443,677)...............  $3,854,654
  Cash in bank...............................         440
  Due from advisor...........................       4,942
  Variation margins on futures contracts
    (note 1).................................     509,619
  Dividends and accrued interest
    receivable...............................       2,880
                                               ----------
    Total assets.............................   4,372,535
                                               ----------
Liabilities:
  Accrued 12b-1 fees (note 5)................       2,655
  Accrued accounting fees....................       2,007
  Accrued audit expense......................       3,680
  Accrued registration expense...............       6,386
  Accrued transfer agent expense.............       4,936
  Other accrued expenses.....................       8,485
                                               ----------
    Total liabilities........................      28,149
                                               ----------
Net assets at market value...................  $4,344,386
                                               ==========
Net assets consist of:
  Par value, $001 per share..................  $      564
  Paid-in capital in excess of par value.....   5,598,357
  Accumulated net realized loss on
    investments (note 1).....................    (643,336)
  Net unrealized depreciation on:
    Investments (note 1).....................    (589,023)
    Futures contracts (note 1)...............     (22,950)
  Undistributed net investment income........         774
                                               ----------
Net assets at market value...................  $4,344,386
                                               ==========
Shares outstanding...........................     564,241
Net asset value per share....................  $     7.70
                                               ==========
Maximum offering price per share ($7.70%)....  $     8.10
                                               ==========

 STATEMENT OF OPERATIONS

                          For the Six Months Ended December 31, 2001 (Unaudited)

Investment income:
  Interest...................................  $   20,209
  Dividends..................................      18,636
                                               ----------
    Total investment income..................      38,845
                                               ----------
Expenses:
  Management fees (note 3)...................       8,781
  12b-1 fees (note 5)........................       5,488
  Custodian fees (note 3)....................       2,515
  Directors' fees (note 3)...................         604
  Professional fees..........................       3,882
  Transfer agent & accounting fees...........      14,959
  Filing fees................................       4,528
  Printing, proxy and postage fees...........       1,674
  Other......................................         180
                                               ----------
    Total expenses...........................      42,611
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (12,954)
                                               ----------
      Net expenses...........................      29,657
                                               ----------
    Net investment income....................       9,188
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from:
    Investments..............................     (48,220)
    Futures contracts........................    (174,020)
  Change in unrealized appreciation
    (depreciation) on:
    Investments..............................     (96,973)
    Futures contracts........................      37,650
                                               ----------
      Net loss on investments................    (281,563)
                                               ----------
      Net decrease in net assets from
         operations..........................  $ (272,375)
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO
 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                              DECEMBER 31, 2001     JUNE 30, 2001
                                                              -----------------     -------------
                                                                 (UNAUDITED)
From operations:
  Net investment income.....................................     $    9,188          $   49,436
  Realized loss on investments and futures contracts........       (222,240)           (421,096)
  Unrealized appreciation (depreciation) on investments and
    futures contracts.......................................        (59,323)           (618,998)
                                                                 ----------          ----------
      Net decrease in assets from operations................       (272,375)           (990,658)
                                                                 ----------          ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................         (8,389)            (50,075)
  Capital gains distributions...............................              0            (148,722)
                                                                 ----------          ----------
      Total dividends and distributions.....................         (8,389)           (198,797)
                                                                 ----------          ----------
From capital share transactions (note 4):
  Received from shares sold.................................         86,847             406,038
  Received from dividends reinvested........................            863             168,537
  Capital adjustment........................................            330                   0
  Paid for shares redeemed..................................       (131,400)           (255,833)
                                                                 ----------          ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        (43,360)            318,742
                                                                 ----------          ----------
         Decrease in net assets.............................       (324,124)           (870,713)
Net Assets:
  Beginning of period.......................................      4,668,510           5,539,223
                                                                 ----------          ----------
  End of period (a).........................................     $4,344,386          $4,668,510
                                                                 ==========          ==========
  (a) Includes undistributed (distributions in excess of)
    net investment income of................................     $      774          $      (24)
                                                                 ==========          ==========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED       YEAR ENDED       DECEMBER 15, 1999
                                                              DECEMBER 31, 2001     JUNE 30, 2001     TO JUNE 30, 2000
                                                              -----------------     -------------     -----------------
                                                                 (UNAUDITED)
Per share data:
Net asset value, beginning of period........................       $  8.19             $ 10.32             $10.00
Income (loss) from investment operations:
  Net investment income.....................................          0.01                0.09               0.03
  Net realized & unrealized gain (loss) on investments......         (0.49)              (1.86)              0.32
                                                                   -------             -------             ------
    Total income (loss) from investment operations..........         (0.48)              (1.77)              0.35
                                                                   -------             -------             ------
Less distributions:
  Distributions from net investment income..................         (0.01)              (0.09)             (0.03)
  Distributions from net realized capital gains.............          0.00               (0.27)              0.00
                                                                   -------             -------             ------
    Total distributions.....................................         (0.01)              (0.36)             (0.03)
                                                                   -------             -------             ------
Net asset value, end of period..............................       $  7.70             $  8.19             $10.32
                                                                   =======             =======             ======
Total return................................................        (12.80)%(b)         (17.53)%             3.49%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................          1.36%(a)            1.60%              1.59%(a)
  Net investment income.....................................          0.42%(a)            0.97%              0.56%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................          1.96%(a)            1.85%              1.61%(a)
Portfolio turnover rate.....................................             8%                 17%               247%
Net assets at end of period (millions)......................       $   4.3             $   4.7             $  5.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to reimburse certain operating expenses for the S&P 500 portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                     December 31, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of eight separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Core Growth Portfolio -- long-term capital appreciation.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight-line basis. For the Money Market and Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these two portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price at 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International Portfolio, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc. "s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at December 31, 2001 are as follows:

                                               EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO            PURCHASED                 DATE      AMOUNT AT VALUE   GAIN(LOSS)   MARGIN REQUIREMENT
   ---------  ------------------------------   ----------   ---------------   ----------   -------------------
   S&P 500         6 S&P 500 Index Contracts    March 02       1,746,750       (22,950)          532,569

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International Portfolio in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International Portfolio are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the International Portfolio is presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the Portfolio does isolate the effect of fluctuations in foreign

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   144(A) Securities in which the Fund invests may include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the private resales of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by the Fund in Rule 144(A) securities could have the effect of increasing the illiquidity of the Fund during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid, however, if the Fund's advisor has determined that a liquid trading market exists for such securities using procedures approved by the Board of Directors. The Fund's advisor has determined, using Board approved procedures, these securities to be liquid.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes.

   For federal income tax purposes, the following portfolios have capital loss carryforwards as of December 31, 2001, which are available to offset future realized gains, if any:

                                                                  AMOUNT     EXPIRES
                                                                 --------    -------
   Income Portfolio                                              $  4,521    6/30/04
   Small Cap Portfolio                                            737,006    6/30/07
   Small Cap Portfolio                                            128,597    6/30/08

   The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carry over has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The gross unrealized appreciation and depreciation on investments in each portfolio as of December 31, 2001 were as follows:

                                              INCOME &                                                 CORE       S&P 500
                                   INCOME      GROWTH       GROWTH     SMALL CAP    INTERNATIONAL     GROWTH       INDEX
                                  ---------   ---------   ----------   ----------   -------------   ----------   ---------
   Gross unrealized:
     Appreciation...............  $ 164,013   $ 889,477   $  721,754   $  526,476    $  316,155     $  412,082   $ 154,075
     Depreciation...............   (464,459)   (391,454)    (220,321)    (257,575)     (700,881)      (116,180)   (434,948)
   Net unrealized:
     Appreciation...............         --     498,023      501,433      268,901            --        295,902          --
     Depreciation...............   (300,446)         --           --           --      (384,726)            --    (589,023)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from June 30, 2001 to December 31, 2001 were as follows:

                                              INCOME &                                                 CORE         S&P
                                  INCOME       GROWTH       GROWTH     SMALL CAP        INT'L         GROWTH        500
                                 ---------   ----------   ----------   ----------   -------------   ----------   ---------
   Stocks & Bonds:
     Purchases.................              $4,177,190   $5,655,677   $1,123,687    $5,142,847     $3,517,645   $ 214,344
     Sales.....................               3,872,041    5,582,850    1,032,407     4,894,014      3,739,284     299,891
   U.S. Govt. Obligations:
     Purchases.................         --                        --           --            --             --          --
     Sales.....................  $ 103,406           --           --           --            --             --          --

3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with ONI, a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

   For assets held in the Money Market, Income, Income & Growth, Growth, Small Cap, and S&P 500 Index Portfolios, the fees are as follows:

                                                                                   PORTFOLIO
                                                             -----------------------------------------------------
                                                             MONEY             INCOME &            SMALL   S&P 500
                                                             MARKET   INCOME    GROWTH    GROWTH    CAP     INDEX
                                                             ------   ------   --------   ------   -----   -------
   First $100 mil..........................................   0.30%    0.50%     0.50%     0.50%   0.65%    0.40%
   Next $150 mil...........................................   0.25%    0.40%     0.40%     0.40%   0.55%    0.40%
   Over $250 mil...........................................   0.20%    0.30%     0.30%     0.30%   0.45%    0.40%

   For the International Portfolio, ONI is paid a fee at an annual rate of 0.90% of the Portfolios' average daily net asset values. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of 0.40% of the fist $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees equal to 0.15% of average net assets for the Money Market, Income, Income & Growth, Growth, and Small Cap Portfolios, 0.05% of average net assets for the International Portfolio and effective April 5, 2001, 0.25% of average net assets for the S&P 500 Index Portfolio. Management fees waived for the six months ending December,

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   2001 were $10,626, $4,216, $6,421, $4,892, $2,016, $1,888,and $5,488 for the
   Money Market, Income, Income & Growth, Growth, Small Cap, International and S&P 500 Index Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their daily net assets. For the six months ended December 31, 2001 the reimbursement was $2,444, $1,515, $1,423, $8,588, $10,659, $10,664, $18,170 and $7,466 for the
   Money Market, Income, Income & Growth, Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Funds. Effective March 1, 2001, Firstar Mutual Fund Services, LLC also replaced American Data Services, Inc. as the Fund's accounting agent for all the portfolios except the International Portfolio. The Fund has incurred conversion costs as a result of these changes. The Fund's custodian for those portfolios other than the International Portfolio is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International Portfolio is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six month period ended December 31, 2001 were as follows:

                                                    MONEY MARKET                  INCOME                 INCOME & GROWTH
                                               -----------------------    -----------------------    -----------------------
                                                6 MONTHS       YEAR        6 MONTHS       YEAR        6 MONTHS       YEAR
                                                 ENDED        ENDED         ENDED        ENDED         ENDED        ENDED
                                                12-31-01     6-30-01       12-31-01     6-30-01       12-31-01     6-30-01
                                               ----------   ----------    ----------   ----------    ----------   ----------
   Capital shares issued on sales............   3,094,728   12,396,510         3,935        8,836        15,764       45,971
   Capital shares issued on reinvested
     dividends...............................       9,551      389,882         2,230        5,760        12,114      110,740
   Capital shares redeemed...................   3,405,655   12,794,993        11,012       29,636        38,730      122,875

                                                       GROWTH                    SMALL CAP                INTERNATIONAL
                                               -----------------------    -----------------------    -----------------------
                                                6 MONTHS       YEAR        6 MONTHS       YEAR        6 MONTHS       YEAR
                                                 ENDED        ENDED         ENDED        ENDED         ENDED        ENDED
                                                12-31-01     6-30-01       12-31-01     6-30-01       12-31-01     6-30-01
                                               ----------   ----------    ----------   ----------    ----------   ----------
   Capital shares issued on sales............      20,806       28,599        11,014        9,763         4,957       27,929
   Capital shares issued on reinvested
     dividends...............................      55,543      163,576             0            0        34,663      330,464
   Capital shares redeemed...................      32,149       96,929        11,548       32,059        55,974      154,744

                                                     CORE GROWTH               S&P 500 INDEX
                                               -----------------------    -----------------------
                                                6 MONTHS       YEAR        6 MONTHS       YEAR
                                                 ENDED        ENDED         ENDED        ENDED
                                                12-31-01     6-30-01       12-31-01     6-30-01
                                               ----------   ----------    ----------   ----------
   Capital shares issued on sales............       5,105       30,345        11,354       44,545
   Capital shares issued on reinvested
     dividends...............................           0      274,173             0       18,747
   Capital shares redeemed...................      12,450       75,279        17,378       29,995

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ) , the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the six months ended December 31, 2001 were approximately $287, $7,378, $2,410, $418, $1,057, $396 and $1,862 for the Income, Income &
   Growth, Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

                                                                     (continued)

ONE FUND, INC.                                     December 31, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other seven portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

                    END OF NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS (UNAUDITED)

NAME, ADDRESS, AGE, POSITION(S) HELD WITH FUND
AND LENGTH OF SERVICE AS AN OHIO NATIONAL
INVESTMENTS, INC. DIRECTOR                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   OTHER DIRECTORSHIPS HELD BY DIRECTORS
----------------------------------------------  -------------------------------------------   --------------------------------------
Ronald L. Benedict                              Corporate Vice President, Counsel and         Secretary of the Advisor
One Financial Way                               Secretary, ONLI
Cincinnati, Ohio
60, Secretary and Director since
March 1975
James E. Bushman                                Director, President & CEO, Cast -- Fab        Director, The Midland Company, Hilltop
3040 Forrer Street                              Technologies Inc.                             Basic Resources, Inc., Littleford
Cincinnati, Ohio                                                                              Group, Inc., Portman Equipment Co.,
57, Director, Member of Audit                                                                 Rotex, Inc., Steinhauser Printing Co.,
and Independent Directors                                                                     Ante Investments, Inc., Carlisle
Committees since March 2000                                                                   Construction Co., Inc., EGC
                                                                                              Constructions Co., Inc., Factory Power
                                                                                              Co. and Security Systems Equipment
                                                                                              Corp.
Ross Love                                       Director, President & CEO, Blue Chip          Trustee, Health Alliance of Greater
615 Windings Way                                Enterprises LTD.                              Cincinnati; Director, Partnership for
Cincinnati, Ohio                                                                              a Drug Free America (Chairman of
56, Director, Member of Audit                                                                 African-American Task Force); Advisory
and Independent Directors                                                                     Board, Syracuse University School of
Committees since March 1977                                                                   Management; Director, Association of
                                                                                              National Advertisers.
John J. Palmer                                  Executive Vice President, Strategic
One Financial Way                               Initiatives, ONLI.
Cincinnati, Ohio
63, President & Director since
July 1997
George M. Vredeveld                             Professor of Economics, University of         Director of Center for Economic
University of Cincinnati                        Cincinnati                                    Education; Private Consultant;
P.O. Box 210223 Cincinnati, Ohio                                                              Director of Benchmark Savings Bank
59, Director, Member of Audit
and Independent Directors
Committees since March 1996

   Each Director listed above is also a Director of The Ohio National Fund, Inc. and Manager of Dow(SM) Target Variable Fund LLC. They are responsible for all of the portfolios of the respective funds.

ONE Fund, Inc.
Post Office Box 371
Cincinnati, Ohio  45201

Form 5843  Rev. 2/02